As filed with the Securities and Exchange Commission on April 20, 2009.

Registration No. 33-36423

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

AND/OR

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940

[Check appropriate box or boxes.]

Post-Effective Amendment No. 23

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

[Exact Name of Registrant as Specified in Charter]

2450 SOUTH SHORE BOULEVARD, SUITE 400

LEAGUE CITY, TEXAS 77573

[Address of Principal Executive Offices] [Zip Code]

Registrant’s Telephone Number, Including Area Code (281) 334-2469

TERESA E. AXELSON		GREGORY S. GARRISON
2450 SOUTH SHORE BOULEVARD	WITH COPY TO:	GREER, HERZ & ADAMS, L.L.P.
SUITE 400		ONE MOODY PLAZA
LEAGUE CITY, TEXAS 77573		GALVESTON, TEXAS 77550
[Name and Address of Agent for Service]

It is proposed that this filing will become effective (check appropriate box):

☐  75 days after filing pursuant to paragraph (a) Rule 485

☐  on (date) pursuant to paragraph (a)(2) of rule 485

☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐  on (date) pursuant to paragraph (a)(1) of Rule 485

☐  immediately upon filing pursuant to paragraph (b) of Rule 485

☒  on May 1, 2009 pursuant to paragraph (b) of Rule 485

If appropriate, check the following box:

☐  this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Title of Securities Being Registered ... Common Stock, par value $.01 per share.

American National Investment Accounts, Inc.

Currently comprised of the following portfolios:

American National Growth Portfolio
American National Equity Income Portfolio
American National Balanced Portfolio
American National Money Market Portfolio

Prospectus, May 1, 2009

Privacy Notice Enclosed

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You cannot purchase shares of these portfolios directly, but only through variable annuity and variable life insurance contracts issued by American National Insurance Company.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio.

Form 9427  Rev. 5-09

PRIVACY NOTICE

Maintaining the privacy of current and former customers' nonpublic personal information is important to us. That's why we take every reasonable precaution to safeguard your personal information from unauthorized access. After all, we realize that your relationship with us is built on trust. Preserving that trust is our goal. So whether you visit our web site or call our service representatives, rest assured that we are keeping your personal information safe and secure.

This Notice has been prepared to help you understand what types of nonpublic personal information — information about you that is not publicly available — we may collect, how we use it and how we protect your privacy.

Privacy Policy Highlights

In the normal course of business, we collect, retain and use information about you to serve your financial needs, administer your account(s) and inform you of products and services that may be of interest. This information, which is commonly referred to as nonpublic personal information, may be collected from a number of sources. These sources include:

• Information you provide to us on applications and other forms such as your name, social security number, address, assets, income, etc.

• Information about transactions with us, our affiliates and third parties.

• Information from others such as credit reporting agencies, employers and federal and state agencies.

• Address information we receive from a third party when you have moved.

We limit the collection and use of your information to what is necessary to provide you with superior service.

Sharing of nonpublic personal information

We will not share nonpublic personal information about you or a former customer with anyone, including other affiliated companies or third parties, except as permitted by law.

We may disclose, as allowed by law, all types of nonpublic personal information we collect when needed to:

• affiliated companies, representatives, employees and third parties that market our services and products and administer and service customer accounts on our behalf.

• other financial institutions with whom we have servicing or joint marketing agreements. Each agreement requires that service providers keep the information strictly confidential and use it only for the purpose for which it was intended.

Examples of the types of companies and individuals to whom we may disclose nonpublic personal information include banks, attorneys, trustees, third-party administrators, custodians, insurance agents, insurance companies, credit reporting agencies, registered broker-dealers, auditors, regulators, transfer agents and reinsurers.

Confidentiality, security, and integrity

We restrict access to nonpublic personal information about you to those employees, representatives, affiliates and third parties who need to know that information to provide products or services to you. We have policies and procedures that give direction to our employees and representatives acting on our behalf regarding the protection and use of customer nonpublic personal information. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Independent SM&R Representatives

SM&R's Privacy Policy applies, to the extent required by law, to its representatives when acting on behalf of SM&R. Because the representative has a unique business relationship with you, there may be instances when this same representative may not be acting on behalf of SM&R. In these instances the representative may collect nonpublic personal information on their own behalf or on behalf of another in which case SM&R's Privacy Policy would not apply. Contact your SM&R representative to learn more about his/her privacy practices.

Updating and Correcting Your Personal Account Information

The accuracy of your personal information is important to us. We encourage you to update your personal information anytime there is a change by writing or calling our Investor Service Representatives at 1-800-231-4639. Your call is recorded for your personal security.

Privacy Policy Changes

We reserve the right to change any of our privacy policies and related procedures at any time, in accordance with applicable federal and state laws. You will receive appropriate notice if our Privacy Policy changes.

THIS PRIVACY NOTICE IS PROVIDED TO YOU FOR INFORMATIONAL PURPOSES ONLY. YOU DO NOT NEED TO CALL OR TAKE ANY ACTION IN RESPONSE TO THIS NOTICE. WE RECOMMEND THAT YOU READ AND RETAIN THIS NOTICE FOR YOUR PERSONAL FILES.

THIS PRIVACY NOTICE IS PROVIDED ON BEHALF OF THE FOLLOWING: Securities Management and Research, Inc., American National Investment Accounts, Inc. and SM&R Investments, Inc., American National Insurance Company and Comprehensive Investment Services, Inc.

NOT PART OF THE PROSPECTUS

TABLE OF CONTENTS

FUND SUMMARY	1

American National Growth Portfolio	1

American National Equity Income Portfolio	3

American National Balanced Portfolio	5

American National Money Market Portfolio	7

PERFORMANCE	8

EXPENSES OF THE PORTFOLIOS	11

EXAMPLE OF PORTFOLIO EXPENSES	12

ADDITIONAL EXPLANATION OF RISK FACTORS	13

GENERAL	15

PRICING OF PORTFOLIO SHARES	17

TAXES	17

THE PORTFOLIOS AND THEIR MANAGEMENT	18

FINANCIAL HIGHLIGHTS	21

Growth Portfolio	22

Equity Income Portfolio	23

Balanced Portfolio	24

Money Market Portfolio	25

MANAGERS' LETTER TO SHAREHOLDERS

APPENDIX	A-1

Why Reading This Prospectus is Important To You

This prospectus explains the investment objectives, risks and strategies of each of the portfolios. Reading the prospectus will help you to decide which portfolio, if any, is the right investment for you. We suggest that you keep this prospectus for future reference.

Fund Summary  American National Growth Portfolio

Portfolio Holdings:

A description of the Fund's policies and procedures with respect to the disclosure of each portfolio's holdings is available in the Fund's SAI.

INVESTMENT OBJECTIVE

The American National Growth Portfolio ("Growth Portfolio") seeks to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Growth Portfolio normally invests at least 80% of its total assets in common stocks. In selecting stocks, Securities Management and Research, Inc. ("SM&R"), the Growth Portfolio's investment advisor:

•  chooses stocks of financially sound companies that have a proven ability to make and sustain a profit over time

•  places an emphasis on companies with growth potential.

SM&R identifies candidate stock investments based on (1) low equity valuation or low relative equity valuation and (2) improving earnings. SM&R evaluates each candidate stock on a fundamental basis by examining past and expected financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole.

The Growth Portfolio generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with higher growth prospects, referred to as "sector overweighting." Examples of sectors with higher growth prospects currently include technology and healthcare.

On the other hand, the portfolio generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average growth characteristics (for example, utilities and basic materials), referred to as "sector underweighting." SM&R generally believes in never having less than half or more than double the market weighting in any one sector. As a result of such strategic overweighting and underweighting, the Growth Portfolio's performance may differ substantially from broad market indexes like the S&P 500 and tend to incur more price volatility than these indexes.

PRINCIPAL RISK FACTORS

The Growth Portfolio is subject to the risks common to all mutual funds that invest in equity securities, and you could lose money investing in this portfolio. In addition, the Growth Portfolio could underperform other investments. The principal risks of investing in the Growth Portfolio are as follows:

•  The market value of the portfolio's securities could decline (market risk).

•  SM&R's investment decisions (such as sector overweighting and underweighting and individual stock selection) could fail to achieve the desired results (investment style or management risk).

•  Growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).

1

Fund Summary  American National Growth Portfolio

WHO MAY WANT TO INVEST IN THE PORTFOLIO

This portfolio may be appropriate if you:

•  have long-term investment goals (ten years or more)

•  are willing to accept higher short-term risk

•  want to diversify your portfolio

WHO MAY NOT WANT TO INVEST IN THE PORTFOLIO

This portfolio may NOT be appropriate:

•  if you are investing with a shorter time horizon (less than ten years)

•  if you are uncomfortable with an investment that will go up and down in value

•  if you are investing in the Growth Portfolio as your complete portfolio

2

Fund Summary  American National Equity Income Portfolio

Portfolio Holdings:

A description of the Fund's policies and procedures with respect to the disclosure of each portfolio's holdings is available in the Fund's SAI.

INVESTMENT OBJECTIVE

The American National Equity Income Portfolio ("Equity Income Portfolio") seeks current income and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Pursuant to a policy adopted by the Fund, Securities Management and Research, Inc. ("SM&R"), the portfolio's investment advisor, normally invests at least 80% of the Equity Income Portfolio's assets in common stocks (primarily income producing). This policy may not be changed without providing shareholders with at least sixty (60) days prior notice. This portfolio may also invest in preferred stocks and investment grade debt securities (such as publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets). Corporate debt obligations purchased by the Equity Income Portfolio will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above.

The fixed income portion of the portfolio will generally invest in medium and long-term securities. The average maturity for the fixed income portion generally is expected to be in the six to fifteen year range (some securities may have a longer or shorter maturity). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates interest rates will decrease.

In selecting common and preferred stocks, the portfolio focuses on companies with consistent and increasing dividend payment histories and future earnings potential sufficient to continue such dividend payments. This portfolio's goal is to maintain a portfolio dividend yield (before fees and expenses) greater than that of the S&P 500 Index.

SM&R identifies candidate stock investments based on (1) low equity valuation and (2) improving earnings. Then, SM&R evaluates each candidate stock on a fundamental basis by examining past and expected financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole.

The Equity Income Portfolio generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with greater dividend prospects, referred to as "overweighting." Examples of sectors with greater dividend prospects currently include financial companies like banks, insurance companies, and real estate investment trusts. On the other hand, the portfolio generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average dividend yields (such as technology), referred to as "underweighting." As a result of such strategic overweighting and underweighting, the Equity Income Portfolio's performance may differ substantially from broad market indexes like the S&P 500.

3

Fund Summary  American National Equity Income Portfolio

PRINCIPAL RISK FACTORS

The Equity Income Portfolio is subject to the risks common to all mutual funds that invest in equity securities, and you could lose money investing in this portfolio. In addition, the Equity Income Portfolio could underperform other investments. The principal risks of investing in the Equity Income Portfolio are as follows:

•  The market value of the portfolio's securities could decline (market risk).

•  SM&R's investment decisions (such as sector overweighting and underweighting and individual stock selection) could fail to achieve the desired results (investment style or management risk).

•  Growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).

•  Interest rates could rise, causing a decline in the market value of debt securities (interest rate risk). This risk will increase as average portfolio maturities increase (maturity risk).

•  Issuers of debt obligations could default or be unable to pay amounts due (credit risk).

WHO MAY WANT TO INVEST IN THE PORTFOLIO

This portfolio may be appropriate if you:

•  have medium-term investment goals (five years or more)

•  are comfortable with moderate to aggressive risk

•  are looking for a fund with both growth and income components

•  are seeking to participate in the equity market

•  are willing to accept higher short-term risk

WHO MAY NOT WANT TO INVEST IN THE PORTFOLIO

This portfolio may NOT be appropriate if you:

•  are investing with a shorter-time horizon (less than five years)

•  are investing for maximum return

•  require a high degree of stability of your principal

4

Fund Summary  American National Balanced Portfolio

Portfolio Holdings:

A description of the Fund's policies and procedures with respect to the disclosure of each portfolio's holdings is available in the Fund's SAI.

INVESTMENT OBJECTIVE

The American National Balanced Portfolio ("Balanced Portfolio") seeks to conserve principal, produce current income, and achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Securities Management and Research, Inc. ("SM&R"), the Balanced Portfolio's investment advisor, uses a "balanced" approach by investing part of the assets in common stocks and the remainder in a combination of U.S. Government bonds, investment-grade corporate bonds, collateralized mortgage obligations, mortgage-backed securities, convertible bonds, cash, and money market instruments. The proportion invested in stocks, bonds and money market instruments changes in response to changing economic conditions. This flexibility may help to reduce price volatility.

SM&R will generally select stocks on certain growth and value considerations. A growth stock would include the stock of a company whose price/earnings ratio is attractive relative to the underlying earnings growth rate. An example of a value stock would be one whose stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share. The stocks in this portfolio are diversified and are selected based upon two models. One model is based on profitability measurements, and the other model is based on the corporation's return on invested cash. SM&R then evaluates each candidate stock on a fundamental basis by examining past and expected financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole.

The bonds, meanwhile, may serve as a stabilizing force during times of eroding stock market value, as well as provide a fixed income payment stream. The fund invests at least 25% of its assets in fixed income securities, all of which are rated BBB or better (investment grade). The fixed income portion of the fund will generally invest in medium and long-term securities. The average maturity for the fixed income portion generally is expected to be in the six to fifteen year range (some securities may have a longer or shorter maturity). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates interest rates will decrease. Corporate debt obligations purchased by the Balanced Portfolio will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above. The Balanced Portfolio may also invest in repurchase agreements.

The Balanced Portfolio will sometimes be more heavily invested in equity securities, and at other times it will be more heavily invested in fixed-income securities. SM&R, through an ongoing program of asset allocation, will determine the appropriate level of equity and debt holdings consistent with SM&R's outlook and evaluation of trends in the economy and the financial markets.

5

Fund Summary  American National Balanced Portfolio

PRINCIPAL RISK FACTORS

The Balanced Portfolio is subject to the risks common to all mutual funds that invest in equity securities, and you could lose money investing in this portfolio. In addition, the Balanced Portfolio could underperform other investments. The principal risks of investing in the Balanced Portfolio are as follows:

•  The market value of the portfolio's securities could decline (market risk).

•  SM&R's investment decisions (such as determining the ratio of stocks to bonds and individual stock selection) could fail to achieve the desired results (investment style or management risk).

•  Growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).

•  Interest rates could increase, which can cause the value of debt securities to decline (interest rate risk).

•  Issuers of debt obligations could default or be unable to pay amounts due (credit risk).

•  The portfolio could be unable to find a buyer for its securities (liquidity risk).

•  The income you receive from the portfolio is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the portfolio may drop as well (income risk).

•  Interest rates could fall enough to prompt an unexpected number of people to refinance (or prepay) their mortgages before their maturity (call risk).

WHO MAY WANT TO INVEST IN THE PORTFOLIO

This portfolio may be appropriate if you:

•  are seeking current income, but also want to participate in equity investments

•  are looking for a less aggressive alternative to a growth-oriented portfolio

•  want a well-diversified and relatively stable investment allocation

•  need a core investment

WHO MAY NOT WANT TO INVEST IN THE PORTFOLIO

This portfolio may NOT be appropriate if you:

•  are investing for maximum return over a long time horizon

•  require a high degree of stability of your principal

6

Fund Summary  American National Money Market Portfolio

Portfolio Holdings:

A description of the Fund's policies and procedures with respect to the disclosure of each portfolio's holdings is available in the Fund's SAI.

INVESTMENT OBJECTIVE

The American National Money Market Portfolio ("Money Market Portfolio") seeks the highest current income consistent with the preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Money Market Portfolio seeks to achieve its objective by investing in high-quality short-term money market instruments, including the following types of debt obligations: (1) U.S. Government obligations, which are securities issued or guaranteed by the U.S. Government or by its agencies and instrumentalities; (2) certificates of deposit, which are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return; (3) banker's acceptances, which are short-term instruments issued by banks, generally for the purpose of financing imports or exports; (4) commercial paper, which is short-term unsecured promissory notes issued by corporations to finance short-term credit needs; (5) collateralized mortgage obligations, which are debt obligations collateralized by a portfolio of mortgages, mortgage-backed securities, or U.S. Government securities; and (6) corporate bonds and notes. This portfolio limits its investments to those short-term securities that it determines present minimal credit risk and that are rated in the two highest short-term rating categories by one or more of the nationally recognized statistical rating organizations.

PRINCIPAL RISK FACTORS

You could lose money on your investment in the Money Market Portfolio if any of the following occurs:

•  interest rates rise (thus causing a decline in the market value of debt securities). This risk will increase as average maturities increase.

•  if any of the portfolio's investments are downgraded in credit rating or go into default.

By limiting its investments as described above, this portfolio may not achieve as high a level of current income as a fund investing in lower-rated securities. You should keep in mind that an investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio.

WHO MAY WANT TO INVEST IN THE PORTFOLIO

This portfolio may be appropriate if you:

•  require stability of principal

•  are seeking a mutual fund for the cash portion of an asset allocation program

•  need to "park" your money temporarily

•  are more concerned with safety of principal than with investment returns

•  are investing emergency reserves

WHO MAY NOT WANT TO INVEST IN THE PORTFOLIO

This portfolio may NOT be appropriate if you:

•  want federal deposit insurance

•  are seeking an investment that is likely to outpace inflation

•  are investing for retirement or other goals that are many years in the future

•  are investing for growth or maximum current income

7

PERFORMANCE

PERFORMANCE

The bar charts and average annual total return tables shown below provide some indication of the risks of investing in the portfolios and the differences in returns for such portfolios by:

•  showing changes in each portfolio's performance from year to year, and

•  showing how each portfolio's average annual returns compare to those of a broad measure of market performance, and

•  showing how average annual returns compare to the returns of indexes of portfolios with similar investment objectives.

The returns shown are net of expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable life insurance product through which you invest. If the additional fees and expenses that are deducted in connection with the variable annuity and variable life insurance contracts were included, the performance shown would be lower.

Growth Portfolio

Year-by-Year Total Return (%)

The calendar year-end returns shown in the bar chart below do not include the effect of any charges or other expenses of any variable annuity or variable life insurance product. If such charges and fees were included, the returns shown would be lower.

	Quarter Ended	Total Return
Best Quarter:	Dec. 31, 2001	13.22%
Worst Quarter:	Dec. 31, 2008	(21.21)%

The next table lists the Growth Portfolio's average annual total returns for the past one, five and ten calendar years. The table also contains the average total returns for such same periods of the S&P 500® and the Lipper Large-Cap Core Fund Index. This table is intended to provide you with some indication of the risks of investing in the Growth Portfolio.

The S&P 500® is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices which does not take into consideration the deduction of fees commonly charged by mutual fund companies. Standard & Poor's, S&P, and S&P 500® are registered trademarks of Standard & Poor's Corporation.

The Lipper Large-Cap Core Index tracks the performance of the 30 largest large-cap core mutual funds, as categorized by Lipper, Inc. Large-Cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500.

Average Annual Total Returns

(for the periods ending 12/31/08)

	Past One Year	Past 5 Years	Past 10 Years
Growth Portfolio	(37.15)%	(3.66)%	(3.29)%
S&P 500®	(37.00)%	(2.19)%	(1.38)%
Lipper Large-Cap Core Fund Index	(37.07)%	(2.73)%	(1.90)%

The returns in the table above reflect the reinvestment of dividends and other fees and expenses at the portfolio level. They do not reflect any charges or other expenses of any variable annuity or variable life insurance product. If such charges and fees were included, the returns shown would be lower.

The Portfolio's past performance does
not necessarily indicate how
it will perform in the future.

8

PERFORMANCE

Equity Income Portfolio

Year-by-Year Total Return (%)

The calendar year-end returns shown in the bar chart below do not include the effect of any charges or other expenses of any variable annuity or variable life insurance product. If such charges and fees were included, the returns shown would be lower.

	Quarter Ended	Total Return
Best Quarter:	Dec. 31, 1999	11.97%
Worst Quarter:	Dec. 31, 2008	(20.01)%

The next table lists the Equity Income Portfolio's average annual total returns over the past one, five and ten calendar years. The table also contains the average total returns for such same periods of the S&P 500® and the Lipper Equity Income Fund Fund Index. This table is intended to provide you with some indication of the risks of investing in the Equity Income Portfolio.

The S&P 500® is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500® are registered trademarks of Standard & Poor's Corporation.

The Lipper Equity Income Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 10 largest open-end funds which seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities.

Average Annual Total Returns

(for the periods ending 12/31/08)

	Past One Year	Past 5 Years	Past 10 Years
Equity Income Portfolio	(29.83)%	(1.35)%	1.47%
S&P 500®	(37.00)%	(2.19)%	(1.38)%
Lipper Equity Income Fund Index	(35.40)%	(1.19)%	0.50%

The returns in the table above reflect the reinvestment of dividends and other fees and expenses at the portfolio level. They do not reflect any charges or other expenses of any variable annuity or variable life insurance product. If such charges and fees were included, the returns shown would be lower.

The Portfolio's past performance does
not necessarily indicate how
it will perform in the future.

Balanced Portfolio

Year-by-Year Total Return (%)

The calendar year-end returns shown in the bar chart below do not include the effect of any charges or other expenses of any variable annuity or variable life insurance product. If such charges and fees were included, the returns shown would be lower.

	Quarter Ended	Total Return
Best Quarter:	June 30, 2003	10.08%
Worst Quarter:	Dec. 31, 2008	(12.74)%

The next table lists the Balanced Portfolio's average annual total returns over the past one, five and ten calendar years. The table also contains the average total returns for such same period of the S&P 500® and the Lipper Balanced Fund Index. This table is intended to provide you with some indication of the risks of investing in the Balanced Portfolio.

The S&P 500® is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500® are registered trademarks of Standard & Poor's Corporation.

The Lipper Balanced Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 30 largest open-end funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. The stock/bond balance of such funds typically ranges around 60%/40%.

Average Annual Total Returns

(for the periods ending 12/31/08)

	Past One Year	Past 5 Years	Past 10 Years
Balanced Portfolio	(23.01)%	(0.87)%	1.42%
S&P 500®	(37.00)%	(2.19)%	(1.38)%
Lipper Balanced Fund Index	(26.18)%	0.12%	1.53%

The returns in the table above reflect the reinvestment of dividends and other fees and expenses at the portfolio level. They do not reflect any charges or other expenses of any variable annuity or variable life insurance product. If such charges and fees were included, the returns shown would be lower.

The Portfolio's past performance does
not necessarily indicate how
it will perform in the future.

9

PERFORMANCE

Money Market Portfolio

Year-by-Year Total Return (%)

The calendar year-end returns shown in the bar chart below do not include the effect of any charges or other expenses of any variable annuity or variable life insurance product. If such charges and fees were included, the returns shown would be lower.

	Quarter Ended	Total Return
Best Quarter:	Dec. 31, 2000	1.43%
Worst Quarter:	Dec. 31, 2008	0.03%

The next table lists the Money Market Portfolio's average annual total returns and yield over the past one, five and ten calendar years. This table is intended to provide you with some indication of the risks of investing in the Money Market Portfolio. To obtain the Money Market Portfolio's current 7-day yield, call toll-free 1-800-231-4639. At the bottom of the table you can compare this performance of the Money Market Portfolio with the Lipper U.S. Government Money Market Index. This table is intended to provide you with some indication of the risks of investing in the Money Market Portfolio.

The Lipper U.S. Government Money Market Index is an index that invests principally in financial instruments issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, with dollar-weighted average maturities of less than 90 days.

Average Annual Total Returns

(for the periods ending 12/31/08)

	Past One Year	Past 5 Years	Past 10 Years	7-Day Yield
Money Market Portfolio	1.46%	2.75%	2.80%	0.00%
Lipper U.S. Government Money Market Index	2.41%	3.01%	3.14%	—

The returns in the table above reflect the reinvestment of dividends and other fees and expenses at the portfolio level. They do not reflect any charges or other expenses of any variable annuity or variable life insurance product. If such charges and fees were included, the returns shown would be lower.

The Portfolio's past performance does
not necessarily indicate how
it will perform in the future.

10

EXPENSES OF THE PORTFOLIOS

This table describes the fees and expenses that you may pay when you hold portfolio shares. These fees and expenses do not take into account the fees and expenses imposed by the insurance company separate account through which your investment in a portfolio may be made.

	Management Fees	Other Expenses (1)	Total Annual Fund Operating Expenses (2)
Growth Portfolio	0.50%	0.51%	1.01%
Equity Income Portfolio	0.50%	0.49%	0.99%
Balanced Portfolio	0.50%	0.52%	1.02%
Money Market Portfolio	0.50%	0.33%	0.83%

(1)  Includes a 0.25% service fee for each portfolio.

(2)  SM&R has voluntarily agreed to reimburse fees and expenses for each portfolio in excess of the following amounts: Growth Portfolio-0.87%; Equity Income Portfolio-0.79%; Balanced Portfolio-0.81%; and Money Market Portfolio-0.56%. This arrangement extends until April 30, 2010 and may be terminated at any time thereafter by SM&R. Refer to "Administrative Services" on page 18 of this prospectus for more information.

11

EXAMPLE OF PORTFOLIO EXPENSES

The example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. This example does not take into account the fees and expenses imposed by the insurance company separate account through which your investment in a portfolio may be made.

The example assumes that you invest $10,000 in the portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Growth Portfolio	$103	$322	$558	$1,236
Equity Income Portfolio	101	315	547	1,213
Balanced Portfolio	104	325	563	1,248
Money Market Portfolio	85	265	460	1,025

The expenses shown do not reflect fees waived or expenses assumed by SM&R on a voluntary basis. Refer to the "Administrative Services" section on page 18 of this prospectus for more details about fees waived or expenses assumed by SM&R on a voluntary basis.

12

ADDITIONAL EXPLANATION OF RISK FACTORS

IMPORTANT

The following risk factors were referred to above in the "Principal Risk Factors" sections of one or more of the portfolios.

Market Risk

Market risk is the risk that the market value of a security may move down, sometimes rapidly and unpredictably. The fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. You can lose money by investing in the fund, especially if you sell your shares during a period of market volatility. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. A security's market value may fluctuate in response to events affecting an issuer's profitability or viability. Market risk is common to all stocks and bonds and the mutual funds that invest in them and applies to all of the portfolios.

Lower-grade securities, especially those with longer maturities or those that do not make regular interest payments, may have more price volatility and may decline more in response to negative issuer or general economic news than higher-grade securities. This type of Market Risk relates to bonds in general.

Investment Style or Management Risk

Investment style or management risk is the risk that SM&R's investment strategy may not produce the intended results or that securities that fit SM&R's investment style do worse than securities that fit other investment managers' investment styles. This risk also involves the possibility that SM&R will fail to execute an investment strategy effectively. Investment style or management risk is common to all mutual funds and applies to all of the portfolios.

Interest Rate Risk

Interest rate risk is the risk that if the general level of interest rates rises subsequent to the time an investment commitment is made in a fixed-income security or portfolio, the market price of that security or portfolio will decline until its yield becomes competitive with new, higher interest rate securities. It is virtually certain that fluctuations in the general level of interest rates cause long-term maturity bonds to fluctuate more in price than shorter-term bonds. Likewise, interest rate risk is often greater among certain types of debt securities, such as zero-coupon bonds (bonds which do not have a cash-paying coupon) or pay-in-kind securities (bonds which pay investors with additional bonds rather than cash). As interest rates change, these securities often fluctuate more in price than traditional debt securities and therefore may subject the portfolio to greater risk than a fund that does not own these types of securities. Long maturity increases risk not only because of the interest rate factor but also because it increases the time available for unexpected occurrences. Interest rate risk applies to some degree to all of the portfolios, but may have a greater impact on the Equity Income Portfolio and the Balanced Portfolio.

Credit Risk

Credit risk is the risk that the issuer of a debt security, or a party to a contract, will default or otherwise not honor a financial obligation. Such default could include, for example, a failure to make timely payments of principal or interest. Credit risk applies to some degree to all of the portfolios, but may have a greater impact on the Equity Income Portfolio and the Balanced Portfolio.

Liquidity Risk

Liquidity relates to the availability of a market in which a security can be sold at or near its true value. Liquidity risk is the risk that certain securities or other investments may be difficult or impossible to sell at the time the portfolio would like to sell them or at the price the portfolio values them. The portfolio may have to sell at a lower price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on portfolio management or performance. The markets for high yield securities may be more limited than markets for higher quality issues. The effect of adverse publicity and investor perceptions may be more pronounced for securities for which no market exists. Additionally, prices may decline sharply in reaction to significant sales, adverse economic conditions, changes in expectation regarding an individual issuer, or interest rate increases, thus increasing the liquidity risk of these securities. Liquidity risk applies primarily to the Balanced Portfolio and the Money Market Portfolio.

13

ADDITIONAL EXPLANATION OF RISK FACTORS

Growth Stock Risk

Growth stock risk reflects the risk that, generally, stocks with growth characteristics can have relatively high price swings as a result of the high valuations they carry. Growth stock risk applies primarily to the Growth Portfolio and to a lesser extent the Equity Income Portfolio.

Call Risk

Call risk is the risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding obligation by increasing the actual or expected number of prepayments, thereby reducing the obligation's value. Call risk applies primarily to the Balanced Portfolio.

Extension Risk

Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding obligation by reducing the actual or expected number of prepayments, thereby reducing the obligation's value. Extension risk applies primarily to the Balanced Portfolio.

Income Risk

Income risk is the risk that you may not make as much income from your investment as you need. The income you receive from a portfolio is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from a portfolio will ordinarily drop as well. Income risk applies primarily to the Equity Income Portfolio and the Balanced Portfolio.

Other Risks

Each investor will be subject to all the risks normally attendant to business operations, changes in general economic conditions, governmental rules and fiscal policies, acts of God, terrorism and other factors beyond the control of the funds' management.

Please remember that portfolio shares are:

• Not guaranteed to achieve their investment goal

• Not insured, endorsed or guaranteed by the FDIC, a bank or any government agency

• Subject to investment risks, including possible loss of your original investment.

Because of the market risks inherent in any investment, the portfolios may not achieve their investment objectives. In addition, effective management of each portfolio is subject to general economic conditions and to the ability and investment techniques of management. The net asset value of each portfolio's shares will vary and the redemption value of shares may be either higher or lower than the shareholder's cost. Since each portfolio has a different investment objective, each will have different investment results and incur different market, financial, and other risks.

Temporary Defensive Measures

During unfavorable market conditions, each portfolio may, but is not required to, make temporary investments that are not consistent with a portfolio's investment objectives and principal strategies. Such defensive measures may include increasing cash or investing more assets in bonds or money market instruments. If a portfolio takes such defensive measures, or if a portfolio departs from its investment policies in other limited appropriate circumstances, it may not achieve its investment objectives.

A portfolio may trade actively and frequently to achieve its investment objective. A high turnover rate may increase transaction costs, affecting the portfolio's performance over time. A high turnover rate may also result in higher capital gains distributions, increasing your tax liability.

14

GENERAL

American National Investment Accounts, Inc. ("we" or the "Fund") consists of four separate portfolios (each a "portfolio" and collectively, the "portfolios"). Securities Management and Research, Inc. ("SM&R") is the Fund's investment advisor and manages each of the portfolios.

Each portfolio currently offers its shares only to separate accounts of American National Insurance Company ("American National"). This means that you cannot purchase shares of these portfolios directly, and you can do so only through American National variable annuity and variable life insurance contracts. The Fund currently does not foresee any disadvantages to variable contract owners arising out of the fact that the portfolios are offered only to separate accounts of American National that offer variable annuity and variable life products. Nevertheless, the Fund intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. The portfolios may sell in the future their shares to other insurance companies or for other purposes, such as tax qualified retirement plans.

These portfolios are entirely separate from other mutual funds in the SM&R complex of funds, even when they have the same investment objectives and principal investment strategies. The investment performance of these portfolios will differ from the performance of such other mutual funds because of differences in size, securities held, and administrative and insurance costs associated with separate accounts in variable annuity and variable life insurance contracts.

Market Timing

The Fund's portfolios are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Fund's portfolios.

Due to the disruptive nature of market timing, it can adversely impact the ability of the adviser to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of the Fund and raise its expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset swings that decrease the Fund's ability to provide maximum investment return to all shareholders. This, in turn, can have an adverse effect on Fund performance.

The Board of Directors of the Fund believes that market timing activity is not in the best interest of the shareholders of the Fund and, therefore, does not allow any implied or written agreements permitting market timing and discourages such practices. The Board of Directors of the Fund has adopted policies and procedures with respect to market timing activity. The Fund's market timing policies and procedures are aimed at the insurance company account level for each portfolio, as further discussed below, but not at the shareholder (variable contract owner) level. In seeking to identify market timing by individual variable contract owners, the Fund relies on American National, the insurance company that holds shares of the Fund in separate accounts to support its variable life and variable annuity contracts.

The Fund receives purchase, exchange and redemption orders through omnibus accounts maintained for the Fund by American National. Omnibus account arrangements are common forms of holding shares of a mutual fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. In these circumstances, the identities and trading activities of the particular variable contract owners are not known to the Fund. Therefore, the ability of the Fund to detect market timing practices with respect to shares held through omnibus arrangements is limited, and the Fund presently cannot impose restrictions on individual variable contract owners. Nevertheless, the Fund seeks assurance from American National that American National has established appropriate market timing policies and procedures, and that such policies and procedures are enforced. There is a significant risk, however, that the Fund's and American National's market timing policies might prove ineffective in whole or in part to detect or prevent market timing.

As part of its Market Timing Procedures, the Fund reviews periodic trade reports and authorized share balances for unusual activity that may be suggestive of

15

GENERAL

market timing. The periodic trade reports reflect the aggregate and net result of all purchase, redemption, and exchange activity taking place in each portfolio in each omnibus account, while the authorized share balances reflect changes in the number of outstanding shares for each portfolio. Upon the identification of potential market timing, the Fund contacts American National. If the Fund and American National identify the contract holder as a "market timer," American National will follow its procedures for restricting the contract holder's trading activity, as described in the applicable variable life or variable annuity prospectus.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the Fund portfolios in the future. The Fund's Market Timing Procedures, as presently existing or as modified in the future, will be applied uniformly to all omnibus accounts investing in the Fund. In addition, American National may impose transfer limitations and other restrictions designed to curtail market timing. Please refer to the prospectus and SAI for your American National variable annuity or variable life contract for details.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Though the Fund does not intend to accommodate frequent purchases and redemptions, the Fund's ability to detect and deter such transfer activity is limited by the nature of omnibus account arrangements, as discussed above, because the activities and identities of individual variable contract owners are not known to the Fund. In addition, any identification of Fund investors determined to be engaged in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective. As a result of these noted limitations, there is no guarantee that the Fund or American National will be able to identify possible market timing activity or that market timing will not occur in the Fund. If the Fund and American National are unable to detect market timers, you may experience dilution in the value of your Fund shares, as well as increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.

The terms of your insurance contract may also restrict your ability to trade between the investment options available under your contract.

A Note About Fees and Expenses

As an indirect investor in the portfolios, you will incur various operating costs, including management, advisory, and administrative expenses. You will also incur fees associated with the variable annuity or variable life insurance contract through which you invest. Although the portfolios do not impose a sales charge upon the purchase or redemption of their shares, each separate account to which the portfolios offer their shares may impose a sales or redemption charge.

Further Information on Investment Strategies, Techniques and Risks

Each portfolio pursues its own investment objectives through various investment policies and techniques. Only the principal investment strategies of each Portfolio and the principal types of securities each portfolio plans to purchase are described in this Prospectus. Each portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the portfolio and, therefore, are not described in this Prospectus. Such matters, along with further discussion of principal investment strategies and risks, are discussed in the Fund's Statement of Additional Information, which you may obtain by contacting SM&R (See back cover for address and telephone number). SM&R has considerable leeway in choosing investment strategies and selecting securities it believes will help the portfolios achieve their objectives.

Further information about investment practices that may be used by SM&R and the risk of such practices is contained in the Statement of Additional Information.

16

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

General (How Shares are Priced). SM&R determines each portfolio's offering price once each day the New York Stock Exchange (the "Exchange") is open for regular trading on any SM&R business day. The offering price equals a portfolio's net asset value.

Each portfolio (other than the Money Market Portfolio) prices investments at their market value when market quotations are readily available. When these quotations are not readily available, portfolios price investments at their fair value, calculated in accordance with procedures adopted by the Fund's Board of Directors. The portfolios also may use fair value pricing if the value of a security held by a portfolio is materially affected by events occurring after the close of regular trading of the primary markets or exchanges on which the security is traded. In these situations, prices used by the portfolio to calculate its net asset value may differ from quoted or published prices of the underlying security.

Share prices will not be calculated on the days on which the New York Stock Exchange is closed for trading or on any SM&R business holiday.

The Money Market Portfolio values its securities using the amortized cost method, which does not take into account unrealized capital gains or losses. The other portfolios may use the amortized cost method only for valuing debt securities having maturities of 60 days or less.

Effective Date of Purchases and Redemptions (When Shares are Priced). Calculation of net asset value or NAV is made once each SM&R business day at the close of the New York Stock Exchange (currently 3:00 p.m. Central Time). NAV is not calculated on SM&R business holidays or other days the Exchange is closed. In the event the Exchange closes early on a particular day, we will determine the net asset value of the funds as of such earlier closing time. SM&R's business holidays for calendar year 2009 are New Year's (January 1), Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, Friday after Thanksgiving, Christmas-December 24 and 25. SM&R generally bases purchase and redemption orders for each portfolio on the portfolio's net asset value next computed after you submit a request in good order to American National, but only if American National sends us the required information on a timely basis. In unusual circumstances, any portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Please refer to your variable annuity or variable life insurance product prospectus for information on how to purchase or invest, and on how you can withdraw money and obtain other benefits from your contract. Those prospectuses describe certain limits and restrictions and all applicable fees and charges, including sales charges and withdrawal (surrender) charges.

The Fund also has a policy regarding market timing. Please see page 15 for details.

TAXES

The tax consequences of your investment depend upon the provisions of the variable annuity or variable life insurance contract through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company separate account that offers your variable annuity or variable life insurance contract.

It is expected that shares of the portfolios will be held by insurance company separate accounts under the terms of variable annuity and variable life insurance contracts. Under current tax law, dividends or capital gains distributions from a portfolio are not currently taxable to holders of variable annuity and variable life insurance contracts when left to accumulate within a variable contract. Depending on the variable contract, withdrawals from the contract may be subject to ordinary income tax and, in addition, to a 10% penalty tax on withdrawals before age 59 1/2.

DIVIDENDS AND OTHER DISTRIBUTIONS

Each portfolio earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each portfolio also realizes capital gains from its investments, and distributes these gains (less any

17

THE PORTFOLIOS AND THEIR MANAGEMENT

losses) to shareholders as capital gain distributions. Dividend distributions are made annually and capital gain distributions are made at least annually. All distributions will be automatically reinvested in additional shares of the applicable portfolio.

INVESTMENT ADVISER

The Fund's Board of Directors has delegated to Securities Management and Research, Inc. ("SM&R"), 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, the portfolios' investment adviser, the management of the portfolios' day-to-day business and affairs. In addition, SM&R invests the portfolios' assets, provides administrative services, and serves as transfer agent, custodian, dividend paying agent, and underwriter.

SM&R is a wholly-owned subsidiary of American National Insurance Company. SM&R was incorporated in 1964 and has managed mutual fund portfolios since 1966. SM&R does and may, from time to time, serve as investment adviser to other clients including banks, employee benefit plans, other investment companies, foundations and endowment portfolios.

The Fund pays SM&R an investment advisory fee, which is calculated separately for each portfolio, as compensation for its services. We deduct an investment advisory fee from the value of the shares each month. For the Growth Portfolio, the Equity Income Portfolio, the Balanced Portfolio and the Money Market Portfolio, we calculate the investment advisory fee at the annual rate of 0.50% of each portfolio's average daily net asset value.

Administrative Services

The Fund pays SM&R an administrative service fee for non-investment related management, executive, administrative, transfer agent, and operational services to the portfolios. Each portfolio is subject to an administrative service fee at the annual rate of 0.25% of the average daily net asset value of the portfolios computed each month.

In its Administrative Service Agreement with the Growth Portfolio, Equity Income Portfolio, and Balanced Portfolio, SM&R has agreed to pay (or to reimburse these portfolios for) each portfolio's regular operating expenses in excess of 1.50% per year of each of the portfolio's average daily net assets. SM&R has also agreed to pay (or reimburse) the Money Market Portfolio's regular operating expenses in excess of 0.87% per year of the portfolio's average daily net assets. Regular operating expenses include the advisory fee and administrative service fee, if any, paid to SM&R, but do not include interest, taxes, commissions, and other expenses incidental to portfolio transactions.

In order to improve the yield and total return, SM&R may from time to time voluntarily waive or reduce all or any portion of any portfolio's advisory fee, administrative fee, and/or expenses. Currently, SM&R has agreed to reimburse:

•  the Growth Portfolio for total operating expenses in excess of 0.87% of average daily net assets;

•  the Equity Income Portfolio for total operating expenses in excess of 0.79% of average daily net assets;

•  the Balanced Portfolio for total operating expenses in excess of 0.81% of average daily net assets; and,

•  the Money Market Portfolio for total operating expenses in excess of 0.56% of average daily net assets.

After applicable fee waivers, SM&R received the following compensation from the portfolios named below (as a percentage of average daily net assets) for the year ended December 31, 2008:

Portfolio	Advisory Fee	Administrative Fee
Growth Portfolio	0.42%	0.25%
Equity Income Portfolio	0.37%	0.25%
Balanced Portfolio	0.35%	0.25%
Money Market Portfolio	0.20%	0.25%

SM&R may rescind fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, at any time after April 30, 2010.

A discussion regarding the basis for the board of directors approving any investment advisory contract of the Fund is available in the Fund's annual report dated December 31, 2008.

PORTFOLIO MANAGEMENT

SM&R's portfolio management team uses a disciplined, team approach in providing investment advisory

18

THE PORTFOLIOS AND THEIR MANAGEMENT

services to the portfolios. While the Portfolio Managers are primarily responsible for the day-to-day portfolio management of the portfolios, all accounts are reviewed on a regular basis by SM&R's Investment Committee to ensure that they are being invested in accordance with the various portfolios' investment objectives and policies.

The Statement of Additional Information contains additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities of the Portfolios.

Anne M. LeMire, Portfolio Manager. Ms. LeMire is Vice President, Head of Fixed Income for SM&R since 2003 and is a member of the investment committee. She has been the Portfolio Manager for the Money Market Portfolio since 2001. She also served as Assistant Portfolio Manager for this portfolio from 2000 to 2001. She also has been the Portfolio Manager for the American National Growth Portfolio and Co-Portfolio Manager of the American National Equity Income Portfolio since May 2006. She has been Portfolio Manager for the SM&R Government Bond, Tax Free, Primary and Money Market Funds since 2001, all of which are portfolios of SM&R Investments, Inc., another investment company managed by SM&R. She was Assistant Portfolio Manager for these funds from 2000 to 2001. She also has served as Portfolio Manager for the SM&R Growth Fund and Co-Portfolio Manager of the SM&R Balanced Fund since May 2006. Ms. LeMire began with SM&R in 1990 and held the position of Assistant Vice President and Controller prior to joining the investment staff in February 1999. She holds an accounting degree from the University of Houston and earned the Certified Public Accountant designation in 1990. She is a Chartered Financial Analyst.

John S. Maidlow, Portfolio Manager. Mr. Maidlow has served as Vice President, Head of Portfolio Management for Securities Management and Research, Inc. since 2003, Portfolio Manager for Private Advisory Clients since 1998 and is a member of the investment committee. He has been the Portfolio Manager of American National Equity Income Portfolio and Co-Portfolio Manager of American National Balanced Portfolio since May 2006. He also has been Portfolio Manager of SM&R Investments, Inc.'s SM&R Equity Income Fund and Co-Portfolio Manager of SM&R Balanced Fund since May 2006. He was previously Portfolio Manager of SM&R Investments, Inc.'s SM&R Primary and SM&R Money Market Funds and the American National Money Market Portfolio from 2000-2002; Assistant Portfolio Manager, SM&R Investments, Inc.'s Primary and Money Market Funds and American National Money Market Portfolio 1998-2000. Mr. Maidlow graduated from the University of Texas, Austin, Texas, with a BBA in Finance in 1979 and from Baylor University, Waco, Texas with a Masters of Business Administration in 1997. He is a Chartered Financial Analyst.

Darren W. King, Assistant Portfolio Manager. Mr. King has been a Senior Securities Analyst and Portfolio Manager, SM&R, since May 2006 and a member of the investment committee. Mr. King has been Assistant Portfolio Manager for the American National Growth, Equity Income and Balanced Portfolios since May 2006. He also has served as Assistant Portfolio Manager for SM&R Investments, Inc.'s SM&R Growth, SM&R Equity Income and SM&R Balanced Funds since May 2006. Mr. King began his investment career with FCA Corporation as an Associate Financial Planner from 1997-1999 and with Woodway Financial Advisors as Senior Portfolio Manager and Investment Officer from 1999-2006. He graduated from Knox College, Galesburg, Illinois, with a Bachelor of Arts in 1994 and from Texas Tech University, Lubbock, Texas, with a Masters of Business Administration – General Business Concentration in 1997. Mr. King is a Chartered Financial Analyst.

Gordon D. Dixon, Assistant Portfolio Manager. Mr. Dixon is Director, Senior Vice President and Chief Investment Officer of Securities Management and Research, Inc. and is a member of the investment committee. He has served as Assistant Portfolio Manager of the Money Market Portfolio since 2001. He also has served as Assistant Portfolio Manager for SM&R Investments, Inc.'s SM&R Government Bond, Tax Free, Money Market and Primary Funds since 2001. He was previously Assistant Portfolio Manager for SM&R Investments, Inc.'s SM&R Growth, Equity Income and Balanced

19

THE PORTFOLIOS AND THEIR MANAGEMENT

Funds from 2001 to May 2006 and was previously Portfolio Manager and Co-Portfolio Manager of such portfolios. He also served as the Assistant Portfolio Manager of American National Growth, Equity Income and Balanced Portfolios from 2001 – 2006 and was previously a Portfolio Manager and Co-Portfolio Manager of the American National Growth, Equity Income and Balanced Portfolios. Mr. Dixon graduated from the University of South Dakota with a B.A. in Finance and Accounting and from Northwestern University in 1972 with an M.B.A. in Finance and Accounting. He began his investment career in 1972 as an Administrative and Research Manager with Penmark Investments. In 1979, he began working for American Airlines in the management of the $600 million American Airlines Pension Portfolio, of which approximately $100 million was equities. In 1984, he was employed by C&S/Sovran Bank in Atlanta, GA as Director of Equity Strategy, where he had responsibility for all research, equity trading and quantitative services groups as well as investment policy input of a portfolio of approximately $7 billion, of which $3.5 billion was equities.

20

FINANCIAL HIGHLIGHTS

Understanding the Financial Highlights

The condensed financial information on the following pages reflects all of the fees and expenses imposed by each of the named portfolios which contributed to the changes in the share price during the period. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years. However, this data does not reflect the fees and charges deducted by American National under your variable annuity or variable life insurance contract.

On a per share basis, the condensed financial information includes as appropriate

• share price at the beginning of the period

• investment income and capital gains or losses

• distributions of income and capital gains paid to shareholders

• share price at the end of the period.

The condensed financial information also includes some key statistics for the period as appropriate

• Total Return — the overall percentage of return of the portfolio assuming the reinvestment of all distributions

• Expense Ratio — operating expenses as a percentage of average net assets

• Net Income Ratio — net investment income as a percentage of average net assets

• Portfolio Turnover — the percentage of the portfolios' buying and selling activity.

21

FINANCIAL HIGHLIGHTS

GROWTH PORTFOLIO

The following financial highlights table is intended to help you understand the Growth Portfolio's financial performance for the past five years. Certain information reflects financial results for a single Growth Portfolio share outstanding throughout the periods shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Growth Portfolio (assuming reinvestment of all dividends and distributions). This information is derived from the financial statements of the Fund, which for the years ended December 31, 2004 and 2005 have been audited by Tait Weller and Baker, LLP. For the years ended, December 31, 2006, 2007 and 2008, the information has been audited by BKD, LLP. BKD's report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

	Year Ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$1.73	$1.69	$1.57	$1.54	$1.45
Income (loss) from Investment Operations
Net Investment Income	0.02	0.03	0.02	0.02	0.02
Net realized and unrealized gain (loss) on investments during the year	(0.66)	0.06	0.19	0.03	0.09
Total from investment operations	(0.64)	0.09	0.21	0.05	0.11
Less distributions from
Investment income—net	(0.02)	(0.03)	(0.02)	(0.02)	(0.02)
Capital gains	—	(0.02)	(0.07)	—	—
Total distributions	(0.02)	(0.05)	(0.09)	(0.02)	(0.02)
Net Asset Value, end of year	$1.07	$1.73	$1.69	$1.57	$1.54
Total Return	(37.15)%	5.37%	13.09%	3.13%	7.45%
Ratios (in percentages)/Supplemental Data
Net Assets, end of year (000's omitted)	$15,482	$20,604	$20,160	$18,499	$18,517
Ratio of expenses to Average Net Assets with reimbursements(1)	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of expenses to Average Net Assets without reimbursements	1.01%	0.95%	0.96%	0.96%	0.90%
Ratio of Net Investment Income to Average Net Assets	1.39%	1.45%	1.17%	1.16%	1.24%
Portfolio Turnover Rate	13.68%	4.96%	93.06%	34.92%	1.23%

(1)  SM&R has voluntarily agreed to waive or reduce expenses to 0.87% on the Growth Portfolio. See page 18 for details.

22

FINANCIAL HIGHLIGHTS

EQUITY INCOME PORTFOLIO

The following financial highlights table is intended to help you understand the Equity Income Portfolio's financial performance for the past five years. Certain information reflects financial results for a single Equity Income Portfolio share outstanding throughout the periods shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Equity Income Portfolio (assuming reinvestment of all dividends and distributions). This information is derived from the financial statements of the Fund, which for the years ended December 31, 2004 and 2005 have been audited by Tait Weller and Baker, LLP. For the years ended, December 31, 2006, 2007 and 2008, the information has been audited by BKD, LLP. BKD's report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

	Year Ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$1.71	$1.80	$1.69	$1.72	$1.60
Income (loss) from Investment Operations
Net Investment Income	0.05	0.05	0.06	0.03	0.03
Net realized and unrealized gain (loss) on investments during the year	(0.56)	(0.04)	0.25	0.01	0.12
Total from investment operations	(0.51)	0.01	0.31	0.04	0.15
Less distributions from
Investment income—net	(0.05)	(0.05)	(0.06)	(0.03)	(0.03)
Capital gains	(0.02)	(0.05)	(0.14)	(0.04)	—
Total distributions	(0.07)	(0.10)	(0.20)	(0.07)	(0.03)
Net Asset Value, end of year	$1.13	$1.71	$1.80	$1.69	$1.72
Total Return	(29.83)%	0.64%	18.30%	2.28%	9.31%
Ratios (in percentages)/Supplemental Data
Net Assets, end of year (000's omitted)	$15,086	$23,585	$24,433	$22,686	$23,341
Ratio of expenses to Average Net Assets with reimbursements(1)	0.79%	0.79%	0.79%	0.79%	0.79%
Ratio of expenses to Average Net Assets without reimbursements	0.99%	0.92%	0.93%	0.93%	0.87%
Ratio of Net Investment Income to Average Net Assets	3.28%	2.92%	3.23%	1.64%	1.79%
Portfolio Turnover Rate	14.44%	5.98%	54.68%	25.57%	5.33%

(1)  SM&R has voluntarily agreed to waive or reduce expenses to 0.79% on the Equity Income Portfolio. See page 18 for details.

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FINANCIAL HIGHLIGHTS

BALANCED PORTFOLIO

The following financial highlights table is intended to help you understand the Balanced Portfolio's financial performance for the past five years. Certain information reflects financial results for a single Balanced Portfolio share outstanding throughout the periods shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Balanced Portfolio (assuming reinvestment of all dividends and distributions). This information is derived from the financial statements of the Fund, which for the years ended December 31, 2004 and 2005 have been audited by Tait Weller and Baker, LLP. For the years ended, December 31, 2006, 2007 and 2008, the information has been audited by BKD, LLP. BKD's report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

	Year Ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$1.53	$1.50	$1.40	$1.45	$1.41
Income (loss) from Investment Operations
Net Investment Income	0.04	0.04	0.04	0.03	0.03
Net realized and unrealized gain (loss) on investments during the year	(0.39)	0.03	0.12	(0.02)	0.06
Total from investment operations	(0.35)	0.07	0.16	0.01	0.09
Less distributions from
Investment income—net	(0.04)	(0.04)	(0.04)	(0.03)	(0.03)
Capital gains	—	0.00 *	(0.02)	(0.03)	(0.02)
Total distributions	(0.04)	(0.04)	(0.06)	(0.06)	(0.05)
Net Asset Value, end of year	$1.14	$1.53	$1.50	$1.40	$1.45
Total Return	(23.01)%	4.82%	11.37%	0.46%	6.03%
Ratios (in percentages)/Supplemental Data
Net Assets, end of year (000's omitted)	$15,299	$21,400	$16,986	$14,414	$13,764
Ratio of expenses to Average Net Assets with reimbursements(1)	0.81%	0.81%	0.81%	0.81%	0.81%
Ratio of expenses to Average Net Assets without reimbursements	1.02%	0.96%	1.00%	1.01%	0.96%
Ratio of Net Investment Income to Average Net Assets	2.46%	2.63%	2.56%	2.09%	2.06%
Portfolio Turnover Rate	17.44%	19.04%	15.09%	25.83%	17.42%

*  Amount less than $0.01

(1)  SM&R has voluntarily agreed to waive or reduce expenses to 0.81% on the Balanced Portfolio. See page 18 for details.

24

FINANCIAL HIGHLIGHTS

MONEY MARKET PORTFOLIO

The following financial highlights table is intended to help you understand the Money Market Portfolio's financial performance for the past five years. Certain information reflects financial results for a single Money Market Portfolio share outstanding throughout the periods shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Money Market Portfolio (assuming reinvestment of all dividends and distributions). This information is derived from the financial statements of the Fund, which for the years ended December 31, 2004 and 2005 have been audited by Tait Weller and Baker, LLP. For the years ended, December 31, 2006, 2007 and 2008, the information has been audited by BKD, LLP. BKD's report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

	Year Ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from Investment Operations
Net Investment Income	0.01	0.04	0.04	0.03	0.01
Total from investment operations	0.01	0.04	0.04	0.03	0.01
Less distributions from
Investment income—net	(0.01)	(0.04)	(0.04)	(0.03)	(0.01)
Total distributions	(0.01)	(0.04)	(0.04)	(0.03)	(0.01)
Net Asset Value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	1.46%	4.54%	4.42%	2.61%	0.77%
Ratios (in percentages)/Supplemental Data
Net Assets, end of year (000's omitted)	$87,066	$50,866	$40,693	$34,341	$29,991
Ratio of expenses to Average Net Assets with reimbursements(1)	0.55%	0.56%	0.56%	0.56%	0.56%
Ratio of expenses to Average Net Assets without reimbursements	0.83%	0.86%	0.87%	0.88%	0.84%
Ratio of Net Investment Income to Average Net Assets	1.36%	4.43%	4.37%	2.60%	0.80%

(1)  SM&R has voluntarily agreed to waive or reduce expenses to 0.56% on the Money Market Portfolio. See page 18 for details.

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26

APPENDIX

(DESCRIPTION OF RATINGS USED IN PROSPECTUSES)

BOND RATINGS

Description of Standard & Poor's Corporation's long-term bond (bonds that extend longer than one year) rating:

AAA  An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A  An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

Description of Moody's Investor's Service, Inc.'s long-term bond (Bonds that extend longer than one year) ratings:

Aaa  Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A  Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa  Bonds which are rated "Baa" are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

APPENDIX

(DESCRIPTION OF RATINGS USED IN PROSPECTUSES)

Ba  Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B  Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Description of Fitch IBCA bond ratings:

AAA  Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

COMMERCIAL PAPER RATINGS

Description of Standard & Poor's Corporation's three highest Commercial Paper Ratings:

A-1  This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3  Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Description of Moody's Investors Service, Inc.'s three highest Commercial Paper Ratings:

Prime-1  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

• Leading market positions in well-established industries.

• High rates of return on funds employed.

• Conservative capitalization structure with moderate reliance on debt and ample asset protection.

• Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

• Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

APPENDIX

(DESCRIPTION OF RATINGS USED IN PROSPECTUSES)

Prime-3  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Description of Fitch IBCA Short-Term Debt Ratings (includes commercial paper):

F1  Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "v" to denote any exceptionally strong credit feature.

F2  Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

PREFERRED STOCK RATING

Description of Standard & Poor's Corporation's Preferred Stock Rating:

AAA  This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA  A preferred stock issue rated "AA" also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelmingly as for issues rated "AAA."

A  An issue rated "A" is backed by a sound capacity to pay preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB  An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC  Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Description of Moody's Investors Service, Inc.'s Preferred Stock Rating:

aaa  An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa  An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a  An issue which is rated "'a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

APPENDIX

(DESCRIPTION OF RATINGS USED IN PROSPECTUSES)

baa  An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba  An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b  An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

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FOR MORE INFORMATION ABOUT THE PORTFOLIOS

The following documents contain more information about the portfolios and are available free upon request:

Statement of Additional Information (SAI).

The SAI contains additional information about all aspects of the portfolios. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

Annual and Semi-Annual Reports.

The portfolios' annual and semi-annual reports provide additional information about the portfolios' investments. The annual report for the fiscal year ended December 31, 2008 contains a discussion of the market conditions and investment strategies that significantly affected each portfolio's performance during the last fiscal year.

Requesting Documents.

The Fund does not have a website; however, you may request a free copy of the SAI and these reports, make shareholder inquiries, or request further information about the portfolios either by contacting your broker or by contacting the American National Insurance Company at:

One Moody Plaza
Galveston, Texas 77550-7999
Telephone:  1-800-306-2959

You can review and copy information about the portfolios, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-202-942-8090 or by sending an e-mail to publicinfo@sec.gov. Reports and other information about the portfolios also are available on the EDGAR database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102 or by sending an electronic request to publicinfo@sec.gov.

Growth Portfolio

Equity Income Portfolio

Balanced Portfolio

Money Market Portfolio

Investment Company
File No. 811-06155

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2009

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

American National Growth Portfolio

American National Equity Income Portfolio

American National Balanced Portfolio

American National Money Market Portfolio

2450 South Shore Boulevard, Suite 400
League City, Texas 77573
1-800-231-4639
Toll Free 1-800-526-8346

This Statement of Additional Information is NOT a prospectus, but should be read in conjunction with the prospectus dated May 1, 2009 (the "Prospectus"). A copy of the Prospectus is available without charge upon written request to American National Investment Accounts, Inc., 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, or by phoning 1-281-334-2469 or (Toll Free) 1-800-231-4639. Terms not defined herein have the same meaning as given to them in the Prospectus.

Shares of American National Investment Accounts, Inc. (the "Fund") are currently sold only to separate accounts (the "Separate Accounts") of American National Insurance Company ("American National") to fund benefits under variable life insurance policies and variable annuity contracts (all of such insurance policies and variable annuity contracts are referred to as the "Contract" or "Contracts") issued by American National. The Separate Accounts invest in shares of the Fund through subaccounts that correspond to each of the portfolios. The Separate Accounts will redeem shares of the Fund to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts. Securities Management and Research, Inc. ("SM&R") is the investment adviser for the Fund.

No dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and/or the Prospectus, and if given or made, such information or representations must not be relied upon as having been authorized by the Fund. No Prospectus or Statement of Additional Information constitutes an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

ii

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THE FUND

American National Investment Accounts, Inc. (the "Fund") provides a range of investment alternatives through its four separate portfolios (each a "Portfolio"; collectively, the "Portfolios"). It currently offers the following portfolios:

•  Growth Portfolio

•  Equity Income Portfolio

•  Balanced Portfolio

•  Money Market Portfolio

Each Portfolio is in effect a separate mutual fund. A separate class of capital stock is issued for each Portfolio.

The Fund was incorporated under the laws of the State of Maryland on March 14, 1988. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act" or the "Act") as a diversified, open-end management investment company commonly known as a "mutual fund". A mutual fund is a company in which a number of persons invest which in turn invests in the securities of other companies. The Fund is an open-end investment company because it generally must redeem an investor's shares upon request. The Fund is a diversified investment company because it offers investors an opportunity to reduce the risk inherent in all investments in securities by spreading their investment over a number of companies. However, diversification cannot eliminate such risks. Registration under the 1940 Act does not imply any supervision by the Securities and Exchange Commission (the "SEC") over the Fund's management or investment policies or practices.

INVESTMENT LIMITATIONS

Fundamental Investment Limitations

Each Portfolio's investment objective and the following fundamental investment limitations cannot be changed in any material way without the approval of a majority of the Fund's shares. For these purposes, a "majority" means the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of voting securities are represented at that meeting or (ii) more than 50% of the outstanding voting securities of the Fund.

Diversification. With respect to 75% of each Portfolio's total assets, each such Portfolio may not purchase securities of an issuer (other than cash or cash items, or securities of the U.S. Government, its agencies, or instrumentalities or of other investment companies), if (i) such purchase would cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

Industry Concentration. Each Portfolio may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

Borrowing. Each Portfolio may not borrow money, except (a) each Portfolio may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 331/3% of its total assets (including the amount borrowed), (b) each Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) each Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) each Portfolio may purchase securities on margin to the extent permitted by applicable law, and (e) each Portfolio may engage in transactions in mortgage dollar rolls which are accounted for as financing.

Loans. Each Portfolio may not make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers, and other financial institutions, and (c) loans of securities as permitted by applicable law.

Underwriting.  Each Portfolio may not underwrite securities issued by others, except to the extent that the sale of portfolio securities by each Portfolio may be deemed to be an underwriting.

Real Estate. Each Portfolio may not purchase, hold or deal in real estate, although each Portfolio may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts, and mortgage-related securities and may hold and sell real estate acquired by each Portfolio as a result of the ownership of securities.

Commodities. Each Portfolio may not invest in commodities or commodity contracts, except that each Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

Senior Securities. Each Portfolio may not issue senior securities to the extent such issuance would violate applicable law.

The above mentioned investment limitations are considered at the time investment securities are purchased.

Non-Fundamental Investment Limitations

Equity Income Portfolio. The Equity Income Portfolio, under normal circumstances, invests at least 80% of the value of its assets in common stocks (primarily income producing). This limitation may not be changed without providing the shareholders with at least 60 days prior notice. The word "assets," for purposes of the investment limitations discussed in this section, means net assets of the Portfolio plus the amount of borrowings for investment purposes. These limitations are considered at the time investment securities are purchased.

NON-FUNDAMENTAL OPERATING POLICIES

In addition to the fundamental and non-fundamental investment limitations and the operating policies, described elsewhere in this Statement of Additional Information and in the Prospectus, each Portfolio has the operating policies described below. These operating policies can be changed by the Board of Directors without approval from the shareholders. Each Portfolio will NOT:

1.  Purchase additional securities when outstanding borrowing by the Portfolio exceeds 5% of the Portfolio's total assets.

2.  Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures that do not represent bona fide hedging, the aggregate initial margin and premiums on such futures or options would exceed 5% of the Portfolio's net asset value.

3.  Purchase participations or other direct interests in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs.

4.  Invest in puts, calls, straddles, spreads, or any combination thereof, except currency, interest rate, and financial instrument contracts.

5.  Engage in the strategy of short sales of securities.

6.  Invest in variable amount master demand notes.

7.  Engage in arbitrage.

INVESTMENT OBJECTIVES AND POLICIES

Each Portfolio has its own investment objective and follows policies and techniques designed to achieve that objective.

GROWTH PORTFOLIO

The Growth Portfolio considers its portfolio investments and the composition of its total portfolio from the viewpoint of potential capital appreciation. The Growth Portfolio adjusts this composition from time to time in light of current conditions. Under normal conditions, the Growth Portfolio invests at least 80% of its total assets in common stocks.

The Growth Portfolio invests in the stocks of financially sound companies that have a proven ability to make and sustain a profit over time. SM&R places an emphasis on companies with growth potential. The Growth Portfolio does not employ exotic investment strategies, such as using options and futures.

SM&R identifies candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then, SM&R evaluates each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. SM&R utilizes this combination of disciplines and human judgement to drive our stock selection process. SM&R believes in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. SM&R does not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual economic sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. SM&R believes in never having less than half or more than double the market weighting in any one sector. The Growth Portfolio limits cash to 15% of its assets unless circumstances dictate otherwise.

Because of the Growth Portfolio's goal of seeking long-term capital growth, certain sectors of the market will have greater weight in the Growth Portfolio while other sectors of the market will have lower representation. For example, the Growth Portfolio generally overweights the technology sector, which represents approximately 15% to 20% of the Standard & Poor's 500 Index, in the portfolio relative to its market weight. This overweighting reflects the higher growth prospects of technology companies relative to the average company in the market. At varying times, SM&R may also overweight other sectors of the market providing above average growth prospects, like healthcare.

Conversely, SM&R generally underrepresents certain sectors of the market in its portfolio that tend to have below average growth characteristics, like utilities and basic materials.

As a result of such strategic overweighting and underweighting, the Growth Portfolio's performance may differ substantially from broad market indexes like the S&P 500 and tend to incur more price volatility than these indexes.

The Growth Portfolio may invest in convertible preferred stocks rated at least "B" by Standard and Poor's Corporation ("S&P") or at least "b" by Moody's Investors Service, Inc. ("Moody's") preferred stock ratings, and convertible debentures and notes rated at least "B" by S&P and Moody's corporate bond ratings. Investments in convertible securities having these ratings may involve greater risks than convertible securities having higher ratings.

The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Common stocks and convertible securities purchased will be of companies that SM&R believes will provide an opportunity for capital appreciation. The Growth Portfolio may (but is not required to) take temporary defensive positions inconsistent with the Portfolio's principal investment strategies in response to adverse market, economic, political or other conditions. For example, the Growth Portfolio may, on a temporary basis, invest in commercial paper which at the date of such investment, is rated in one of the two top categories by one or more of the nationally recognized statistical rating organizations, in certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets, and in repurchase agreements. If the portfolio takes such defensive measures, the portfolio may not achieve its investment objective.

EQUITY INCOME PORTFOLIO

The Equity Income Portfolio considers its portfolio investments and the composition of its total portfolio not only from the viewpoint of present and potential yield, but also from the viewpoint of potential capital appreciation. SM&R adjusts this composition of portfolio investments from time to time to best accomplish the Equity Income Portfolio's investment objectives under current conditions. In pursuit of the Equity Income Portfolio's objectives, SM&R will invest in common stocks, preferred stocks, and marketable debt securities selected in accordance with its investment objectives. Common and preferred stocks purchased will generally be of companies with consistent and increasing dividend payment histories that SM&R believes will have further earnings potential sufficient to continue such dividend payments. Debt securities include publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets. The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Under normal conditions, the Equity Income Portfolio will invest at least 80% of its assets in equity securities rather than debt securities.

SM&R views common stocks, as well as investments in preferred stocks and bonds convertible into common stock, from their potential for capital appreciation in addition to their current and potential income yield. Our goal is to maintain a portfolio dividend yield (before fees and expenses) greater than that of the S&P 500 Index.

SM&R identifies candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then, SM&R evaluates each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. SM&R utilizes this combination of disciplines and human judgement to drive our stock selection process. SM&R believes in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. SM&R does not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. SM&R believes in having less than half or more than double the market weighting in any one sector only where circumstances clearly dictate. Cash is limited to 15% of the portfolio unless circumstances dictate otherwise.

Certain sectors of the market will have greater weight in the Equity Income Portfolio while other sectors of the market will have lower representation. For example, the Equity Income Portfolio generally overweights the finance sector in its portfolio relative to that sector's market weight. This reflects the greater dividend prospects of financial companies like banks, insurance companies, and real estate investment trusts as compared to the average company in the market.

At varying times, SM&R may also overweight other sectors of the market that provide above average dividend prospects, like utilities and energy.

Conversely, SM&R generally underrepresents certain sectors of the market tending to have below average dividend yields, such as technology. As a result of such strategic overweighting and underweighting, the Equity Income Portfolio's performance may differ substantially from broad market indexes like the S&P 500.

Corporate debt obligations purchased by the Equity Income Portfolio will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above.

BALANCED PORTFOLIO

The Balanced Portfolio uses a "balanced" approach by investing part of its assets in stocks of well-known companies and the remainder in a combination of U.S. government and high-grade corporate bonds, bonds convertible into the common stock of the issuing corporations, collateralized mortgage obligations, mortgage-backed securities, cash, and money market instruments. SM&R changes the ratio of stocks to bonds in response to changing economic conditions. This flexibility helps to reduce price volatility.

The Balanced Portfolio's goal is to seek to conserve principal, produce current income, and achieve long-term capital appreciation through a balance of stocks, bonds, and cash. The stocks serve to capture the benefits that ownership in corporate America brings. The bonds, meanwhile, can serve as a stabilizing force during times of eroding stock market value, as well as provide a fixed income payment stream into the portfolio.

SM&R identifies candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then, SM&R evaluates each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. SM&R utilizes this combination of disciplines and human judgement to drive its stock selection process. SM&R believes in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. SM&R does not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. SM&R believes in having less than half or more than double the market weighting in any one sector only where circumstances clearly dictate. Cash is limited to 15% of the portfolio unless circumstances dictate otherwise.

The Balanced Portfolio will only purchase corporate bonds rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above. The Balanced Portfolio may also invest in repurchase agreements. This balanced investment policy is intended to reduce risk and to obtain results in keeping with the Balanced Portfolio's objectives. The Balanced Portfolio invests at least 25% of assets in investment grade fixed income securities.

The Balanced Portfolio will invest in fixed-income securities and equity securities as described above. However, the Balanced Portfolio will sometimes be more heavily invested in equity securities and at other times it will be more heavily invested in fixed-income securities, depending on SM&R's appraisal of market and economic conditions. SM&R believes that a portfolio that is wholly invested in fixed-income securities carries a large interest rate risk. Interest rate risk is the uncertainty about losses due to changes in the rate of interest on debt instruments. The major interest rate risk for investors, however, is not in the interest rate itself, but in the change in the market price of bonds that results from changes in the prevailing interest rate. Higher interest rates would mean lower bond prices and lower net asset value for the Balanced Portfolio's shareholders assuming no change in its current investment objective and portfolio. Diversifying the Balanced Portfolio with investments such as commercial paper, convertible securities, and common stocks may reduce the decline in value attributable to the increase in interest rate and resulting decrease in the market value of bonds and may reduce the interest rate risk. However, stock prices also fluctuate in response to a number of factors, including changes in the general level of interest rates, economic and political developments, and other factors which impact individual companies or specific types of companies. Such market risks cannot be avoided but can be limited through a program of diversification and a careful and consistent evaluation of trends in the capital market and fundamental analysis of individual equity holdings.

SM&R, through an ongoing program of asset allocation, will determine the appropriate level of equity and debt holdings consistent with SM&R's outlook and evaluation of trends in the economy and the financial markets. The Balanced Portfolio determines its level of commitment to common stocks and specific common stock investments as a result of this process. For example, within an environment of rising inflation, common stocks historically have preserved their value better than bonds; therefore, inclusion of common stocks could tend to conserve principal better than a portfolio consisting entirely of bonds and other debt obligations. In addition, within an environment of accelerating growth in the economy, common stocks historically have conserved their value better than bonds in part due to a rise in interest rates that occurs coincidentally with accelerating growth and profitability of the companies.

MONEY MARKET PORTFOLIO

The Money Market Portfolio seeks to achieve its objective by investing in short-term money market instruments determined to be of high quality by SM&R pursuant to guidelines established by the Board of Directors. The Money Market Portfolio may invest in the following types of high quality debt obligations:

1.  U.S. Government Obligations. U.S. Government Obligations consist of marketable securities issued or guaranteed as to both principal and interest by the U.S. Government,

its agencies, or instrumentalities. U.S. Government Obligations include U.S. Treasury Bonds, Notes and Bills and securities issued by instrumentalities of the U.S. Government.

2.  Certificates of Deposit.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. The Money Market Portfolio will invest only in certificates of deposit of U.S. banks that have total assets in excess of $1 billion at the time of investment.

3.  Banker's Acceptances. Banker's acceptances are short-term instruments issued by banks, generally for the purpose of financing imports or exports. An acceptance is a time draft drawn on a bank by the importer or exporter to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" and is an irrevocable obligation of the issuing bank.

4.  Commercial Paper. Commercial paper is short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

5.  Bonds and Notes. The Money Market Portfolio may invest in corporate bonds or notes with a remaining maturity of one year or less.

6.  Collateralized Mortgage Obligations. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities, or U.S. Government securities.

The Money Market Portfolio does not currently intend to invest in unrated securities, securities subject to demand features, floating rate instruments, securities subject to guarantees, and variable rate instruments.

The Money Market Portfolio limits its investments to those short-term securities that the Board determines present minimal credit risk and that are "Eligible Securities" when acquired by the Portfolio. As used in this Statement of Additional Information, "Eligible Securities" means securities that are:

(a)  rated in one of the two highest short-term rating categories, or

(b)  whose issuer has another class of debt obligations rated in one of the two highest short-term rating categories.

To rely on a rating assigned to other debt obligations, those obligations must be of comparable priority and security. All ratings must have been issued by the requisite nationally recognized statistical rating organizations ("NRSROs"). Currently, five organizations are NRSROs: Moody's Investors Service, S&P, Fitch, Inc., Dominion Bond Rating Service, Ltd. and A. M. Best Company, Inc. A discussion of the ratings categories of S&P and Moody's is contained in the Appendix.

The Money Market Portfolio generally limits its investments in securities, as follows:

•  It will not invest in securities issued by any one issuer, other than the U.S. Government, its agencies, or instrumentalities, in an amount that exceeds 5% of its total assets.

•  It will not invest more than 5% of its total assets in securities relying on ratings in the second highest rating category.

•  It will not invest more than 1% of its total assets in securities of any one issuer that rely on ratings in the second highest rating category.

(See "Investment Techniques and Policies" later in this Statement of Additional Information for a more detailed explanation of the investment categories.) The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, and will not invest in any security with a remaining maturity of over 397 days (13 months). Investments in money market instruments are subject to the ability of the issuer to make payment at maturity. In addition, the Money Market Portfolio's performance will vary depending on changes in short-term interest rates. However, both the financial and market risks of investment in the Money Market Portfolio may be expected to be less than for any other portfolio. By limiting its investments to Eligible Securities, the Money Market Portfolio may not achieve as high a level of current income as a fund investing in lower-rated securities.

INVESTMENT TECHNIQUES

U.S. Treasury Securities. Each Portfolio may invest in U.S. Treasury securities, including bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities, and the dates of their issuances.

U.S. Government Obligations. Each Portfolio may invest in direct or implied debt obligations of the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Such obligations include, but are not limited to, Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Farmers Home Administration, the Export-Import Bank, the Tennessee Valley Authority, the Resolution Trust Corporation, the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"), the United States Postal Service, the Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, and Federal Land Banks. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the rights of the issuer to borrow from the Treasury; and others only by the credit of the issuer. No assurance can be given that the U.S. Government would lend money to or otherwise provide financial support to U.S. Government sponsored instrumentalities.

In the case of U.S. Government Obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

The Portfolios will invest in U.S. obligations not backed by the "full faith and credit" of the U.S. Government only when, in its opinion, the credit risk is minimal. Except in the case of the Money Market Portfolio, the Portfolios do not presently intend to invest any significant amount in such obligations and would do so in the future only to increase a Portfolio's liquidity on a short-term basis during adverse and unusual market conditions.

Mortgage-backed U.S. Government Obligations. The Balanced Portfolio may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies such as GNMA, FNMA or FHLMC and representing undivided ownership interest in pools of mortgages. The mortgages backing these securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages.

The U.S. Government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Balanced Portfolio's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgages at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-backed securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments on the underlying mortgage obligations. The remaining maturity of a mortgage-backed security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by SM&R on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a mortgage-backed security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. While the timing of prepayments of graduated payment mortgages differs somewhat from that of conventional mortgages, the prepayment experience of graduated payment mortgages is basically the same as that of the conventional mortgages of the same maturity dates over the life of the pool. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Balanced Portfolio reinvests the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, the Balanced Portfolio's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgage-backed securities. Moreover, prepayments of mortgages which underlie securities purchased by the Balanced Portfolio at a premium would result in capital losses.

Collateralized Mortgage Obligations. The Balanced Portfolio and the Money Market Portfolio each may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities or U.S. Government securities. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Collateralized obligations in which the Balanced and Money Market Portfolios may invest are issued or guaranteed by a U.S. Government agency or instrumentality, such as the FHLMC. A variety of types of collateralized obligations are currently available and others may become available in the future. One should keep in mind that during periods of rapid interest rate fluctuation, the price of a security, such as a CMO, could either increase or decrease based on inherent interest rate risk. Additionally, the risk of maturities shortening or lengthening in conjunction with interest rate movement, could magnify the overall effect of the price fluctuation.

A CMO is often issued in multiple classes with varying maturities and interest rates. As a result the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Thus, classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yields. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment.

The Money Market Portfolio will not invest in any CMOs that are not fully collateralized obligations. "Fully collateralized" means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy the U.S. Government agency or instrumentality guaranteeing the obligation.

Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligations first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding.

Repurchase Agreements. Each Portfolio may purchase repurchase agreements either for defensive purposes due to market conditions or to generate income from its excess cash balances.

In a repurchase agreement, a Portfolio will acquire and hold a security (government security, certificate of deposit, or banker's acceptance) subject to the seller's agreement to repurchase the securities at a predetermined price within a specified time (normally one day to one week), thereby determining the yield during the Portfolio's holding period.

These repurchase agreements will be entered into only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Portfolio's Custodian Bank until repurchased. During the holding period, the seller must provide additional collateral if the market value of the obligation falls below the repurchase price. The custodian for the Portfolio purchasing such agreement will take title to, or actual delivery of the security. A default by the seller might cause a Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A Portfolio might also incur disposition costs in liquidating the collateral.

The Portfolios will enter into repurchase agreements only with sellers who are believed to present minimal credit risks and will monitor the value of the collateral during the holding period. Credit risks are evaluated pursuant to guidelines adopted and regularly reviewed by the Board which set forth credit worthiness standards for the banks and registered government security dealers with whom the Portfolios may enter into such repurchase agreements. Such arrangements permit each Portfolio to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature. No Portfolio will purchase repurchase agreements maturing more than seven (7) days after such purchase.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligations to repurchase the underlying security at a time when the value of the security has declined, a Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Portfolio not within the control of that Portfolio and therefore the realization by that Portfolio on such collateral may be automatically stayed. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Portfolios' management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

Reverse Repurchase Agreements. Although the Fund has no current intention of engaging in reverse repurchase agreements, the Fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a portfolio is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund, which will be subject to the Fund's fundamental restrictions.

Ratings. If the rating of a security purchased by a Portfolio is subsequently reduced below the minimum rating required for purchase or a security purchased by the Portfolio ceases to be rated, neither event will require the sale of the security. However, SM&R will consider any such event in determining whether the Portfolio should continue to hold the security. For subsequent downgrades of securities purchased by the Money Market Portfolio, steps shall be taken to reassess promptly whether such security continues to present minimal credit risks and the Portfolio shall take such action as is determined to be in the best interests of the Portfolio and its shareholders.

Lending of Securities. Although there is no present intent to do so, the Portfolios may lend their portfolio securities to qualified brokers, dealers, banks and other financial institutions who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending their portfolio securities, the Portfolios attempt to increase their income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolios. The Portfolios may lend their portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act, or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that —

(a)  the borrower pledge and maintain with the Portfolios collateral consisting of cash, a letter of credit issued by a domestic United States bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loans,

(b)  the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis),

(c)  the loans be made subject to termination by the Portfolios at any time, and

(d)  the Portfolios receive reasonable interest on the loans (which may include the Portfolios investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value.

The principal risk of lending is the potential insolvency of the borrower. In this event, the portfolio could experience delays in recovering its securities and possible capital losses.

Illiquid Securities. Each Portfolio may invest up to 15% (10% of the Money Market Portfolio) of its net assets in illiquid securities, including domestic or foreign securities not listed on domestic or foreign exchanges and repurchase agreements maturing in excess of seven days. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Portfolio. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. A Portfolio's investments in illiquid securities are subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that SM&R deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

144A Securities and Section 4(2) Commercial Paper. If otherwise consistent with its investment objective and policies, a Portfolio may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities which have been registered with the SEC for sale.

Any such security may be determined to be liquid under procedures adopted by the Board. These procedures consider trading activity, availability of reliable price information, and other relevant information to determine whether an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers may cease purchasing such restricted securities, the level of illiquidity of a Portfolio holding such securities may increase.

Certificate of Deposits and Bankers Acceptances. A certificate of deposit generally is a short-term, interest-bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution. The interest rate may be fixed for the stated term or may be periodically adjusted prior to the instrument's stated maturity, based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Savings and loan associations whose certificates of deposit may be purchased by the Portfolios are subject to regulation and examination by the Office of Thrift Supervision. Such certificates of deposit held by a Portfolio do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

The Money Market Portfolio may not invest in any certificate of deposit or bankers' acceptance of a commercial bank unless: the bank is organized and operating in the United States, has total assets of at least $1 billion and is a member of the Federal Deposit Insurance Corporation; or the bank is a foreign branch of a United States bank or a United States branch of a foreign bank which bank has $1 billion of total assets.

Money Market Portfolio Investments. Pursuant to the 1940 Act, the Money Market Portfolio may invest only in United States dollar-denominated instruments that present minimal credit risks, have a remaining maturity of 397 calendar days or less, and which are at the time of acquisition "eligible securities" as defined in Rule 2a-7 under the 1940 Act. Generally, an eligible security is:

A security with a remaining maturity of 397 calendar days or less ("Short-term") that has received a rating from two nationally recognized statistical rating organizations ("NRSROs"), or if rated by only one NRSRO, from that NRSRO, in one of the two highest rating categories ("Acceptable Rating") for debt obligations; or

A security with a remaining maturity of 397 calendar days or less issued by an issuer that has received an Acceptable Rating from at least two NRSROs, or if rated by only one NRSRO, from that NRSRO, with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the security (a "Comparable Security").

If a security is acquired based on the rating of only one NRSRO, such acquisition must be ratified by the Board. While Rule 2a-7 permits money market funds to invest in certain unrated securities of comparable quality to eligible rated securities, the Money Market Portfolio currently does not intend to invest in unrated securities.

SM&R has the responsibility of determining that each investment by the Money Market Portfolio presents minimal credit risks. SM&R's determination of minimal credit risk will be based on an analysis of the issuer's (and, if applicable, any guarantor's) capacity to repay its Short-term debt obligations. The analysis cannot rely on ratings alone, but must be made on factors pertaining to credit quality in addition to any rating that the security or the issuer may have been assigned. The extensiveness of the evaluation may vary with the type and maturity of the instrument involved and SM&R's familiarity with the issuer.

The Money Market Portfolio will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share; provided, however, that the Portfolio will not (1) purchase any instrument with a remaining maturity at the date of acquisition of greater than 397 calendar days, or (2) maintain a dollar-weighted average portfolio maturity that exceeds 90 days. The "maturity" of a portfolio instrument is the period remaining (calculated from the trade date or such other date on which the Portfolio's interest in the security is subject to market action) until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption must be made.

The Money Market Portfolio will maintain a diversified portfolio in accordance with the provisions of Rule 2a-7. In meeting diversification requirements of the Rule, SM&R classifies securities into First and Second Tier Securities, as defined in the 1940 Act. A "First Tier Security" is an Eligible Security that (1) has been rated by at least two NRSROs (or if rated by only one NRSRO, by that NRSRO) in the highest rating category for Short-term debt obligations; (2) has been issued by an issuer that is rated with respect to a Comparable Security, by at least two NRSROs (or if rated by only one NRSRO, by that NRSRO) in the highest rating category for Short-term debt obligations; (3) has been issued by a registered investment company that is a money market fund; or (4) is a "Government Security," as defined in Section 2(a)(16) of the 1940 Act. A "Second Tier Security" is an Eligible Security that is not a First Tier Security.

Immediately after the acquisition of any security (other than a Government Security), SM&R shall confirm that the Portfolio has not invested more than 5% of its total assets in securities issued by any one issuer; provided, however, that the Portfolio may invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three (3) business days after the purchase; provided, further, that the Portfolio may not make more than one investment in accordance with the foregoing provision at any time. Immediately after the acquisition of a Second Tier Security, SM&R shall confirm that the Portfolio has not invested more than (1) the greater of 1% of its total assets or one million dollars in securities issued by that issuer that are Second Tier Securities, and (2) 5% of its total assets in securities which, when acquired were, or have become, Second Tier Securities.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock or other security of the same or a different issuer within a particular period of time and at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible income securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by domestic companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Warrants. The Fund may acquire warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Portfolio Depositary Receipts. To the extent otherwise consistent with its investment policies and applicable law, each of the portfolios (except the Money Market Portfolio) may invest up to 5% of its total assets in Portfolio Depositary Receipts, exchange-traded shares issued by investment companies, typically unit investment trusts, holding portfolios of common stocks designed to replicate and, therefore, track the performance of various broad securities indexes or sectors of such indexes. For example, the portfolios (except the Money Market Portfolio) may invest in Standard & Poor's Depositary Receipts® (SPDRs)®, issued by a unit investment trust whose portfolio tracks the S&P 500 Composite Stock Price Index, or Standard & Poor's MidCap 400 Depositary Receipts® (MidCap SPDRs)®, similarly linked to the S&P MidCap 400 Index.

There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the Fund may invest in these securities.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board of Directors of the Fund has adopted policies and procedures relating to disclosure of the Fund's portfolio securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Fund's shares and other parties which are not employed by SM&R or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

The Fund's portfolio holdings are made available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within seventy (70) days of the end of the Fund's fiscal quarter. Copies of the Fund's reports and Forms N-Q are available free on the SEC's EDGAR Database website at www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies are available for a fee from the SEC by calling the SEC at 1-202-942-8090, by mailing an e-mail request at publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-01102.

From time to time, officers of the Fund or SM&R may express their views orally or in writing on one or more of the Fund's portfolio securities or may state that the Fund has recently purchased or sold one or more securities. Such views and statements may be made to members of the press, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders and rating and ranking organizations such as Lipper, Inc. and Morningstar, Inc. The nature and content of the views and statements provided to each of these persons may differ. The securities subject to these views and statements may be ones that were purchased or sold since the Fund's most recent quarter-end and therefore may not be reflected in the SEC filings discussed above.

Additionally, SM&R may provide oral or written information ("portfolio commentary") about the Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. SM&R may also provide oral or written information ("statistical information") about various financial characteristics of the Fund or its underlying portfolio securities including, but not limited to, nominal maturity, price/book value, effective maturity, price/earnings ratio, weighted average coupon, weighted average quality, market capitalization, dividend yield or growth, portfolio turnover and risk and style characteristics. This portfolio commentary and statistical information about the Fund will be based on the Fund's most recent quarter-end portfolio, or some other interim period such as month-end. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders and rating and ranking organizations and the content and nature of the information provided to each of these persons may differ.

None of the persons described above will receive any of the information described above, if, in the sole judgment of SM&R, the information could be used in a manner that would be harmful to the Fund.

SM&R also discloses portfolio holdings in connection with the day-to-day operations and management of the Fund. Full portfolio holdings are disclosed to the Fund's custodians and auditors. Portfolio holdings are disclosed to the Fund's pricing service vendors and other persons who provide systems or software support in connection with fund operations. In connection with managing the Fund, the Fund's investment advisers may use analytical systems provided by third parties who may have access to the Fund's portfolio holdings. In all of these situations, the outside party has agreed in writing (or is otherwise required by virtue of written policies, professional responsibility, regulatory obligations or fiduciary duty) to maintain the Fund's portfolio holdings on a confidential basis and to refrain from trading on the basis of such information. SM&R relies on these confidentiality obligations in determining that such disclosures are not harmful to the Fund. The names of these persons and the services they provide are set forth below under "Fund Service Providers." The frequency with which portfolio holdings may be disclosed to an outside party, and the length of the lag, if any between the date of the information and the date on which the information is disclosed, is determined based on the facts and circumstances, including without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of such disclosure varies, and may be as frequently as daily with no lag.

Additionally, when purchasing and selling its securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities as well as in connection with litigation involving the Fund's portfolio securities, the Fund may disclose agreements in connection with these situations; however, the Fund would not continue to conduct business with a person who SM&R believes was misusing the disclosed information.

Fund Service Providers

INDATA Services, LLC	provides sector information
F.T. Interactive Data Corporation	provides pricing information
Bloomberg L.P.	provides statistical information
Lipper/Reuters	provides statistical information
Morningstar, Inc.	provides statistical information
Thomson Financial Research	provides statistical information

Neither the Fund nor its affiliates are authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information. Before any non-public disclosure of information about a Fund's portfolio holdings is permitted, other than in connection with the day-to-day operation and management of the Fund, as described above, the following procedures must be followed:

•  The employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information;

•  The request must be submitted to the Fund's Chief Compliance Officer;

•  The Fund's Chief Compliance Officer and/or SM&R's Chief Compliance Officer is responsible for authorizing the selective release of portfolio holding information;

•  If the request is approved, the Fund and the third party must execute a confidentiality agreement governing the third party's duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and not to trade on such information; and

•  The Fund's executive officers and the Investment Adviser's Chief Compliance Officer are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Fund's shareholders and the Fund's affiliates.

For such persons to find that there is a legitimate business purpose, they must determine that the selective disclosure of portfolio holdings information is necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund.

PORTFOLIO TURNOVER

Portfolio turnover for a Portfolio is calculated by dividing the lesser of annual purchases or sales of portfolio securities by the monthly average of the value of the Portfolio's portfolio securities excluding securities whose maturities at the time of purchase are one year or less. A 100% portfolio turnover rate would occur, for example, if all of the securities were replaced within one year. In general, it is intended that portfolio changes in the Portfolios be made as infrequently as possible, consistent with market and economic factors generally, and special considerations affecting any particular security such as the limitation of loss or realization of price appreciation at a time believed to be opportune. However, purchases and sales of portfolio securities for the Balanced Portfolio are made at such times and in such amounts as are deemed advisable in light of market, economic and other conditions, irrespective of the volume of portfolio turnover. A high rate of portfolio turnover involves corresponding greater expenses than a lower rate. A Portfolio and its shareholders must bear such higher expenses.

The portfolio turnover rates for the Portfolios for past two fiscal years are as follows:

	Year ended December 31, 2008	Year ended December 31, 2007
Growth Portfolio	13.68%	4.96%
Equity Income Portfolio	14.44%	5.98%
Balanced Portfolio	17.44%	19.04%

The Money Market Portfolio experienced no portfolio turnover because it invests only in short-term money market instruments.

No brokerage commissions have been paid during the three most recent fiscal years to: (i) any broker that is an affiliated person of the Portfolios or an affiliated person of such person; or (ii) any broker an affiliated person of which is an affiliated person of the Portfolios, American National, or SM&R.

MANAGEMENT OF THE FUND

The Board of Directors of the Fund has the responsibility for the overall management of the Fund, including general supervision and review of investment activities. The directors, in turn, elect the officers of the Fund who are responsible for administering day-to-day operations of the Fund.

Officers and Directors of the Fund

Information about each of the officers and directors of the Fund is set forth below. Unless otherwise specifically noted, each has had the same or similar employment or position for at least the past five years. Unless otherwise indicated, the address of an officer or director is 2450 South Shore Boulevard, Suite 400, League City, Texas 77573. Directors who are deemed to be "interested persons" of the Portfolios, as defined in the 1940 Act, are indicated by the appropriate heading.

Independent Directors

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Florentino F. Gonzalez 2450 South Shore Blvd., League City, TX 77573 Age 49	Director	Indefinite Since 11/05	HR Director, Galveston Children's Center, Inc. HR Consultant, The University of Texas Medical Branch at Galveston,	11	*

Edwin K. Nolan 2450 South Shore Blvd., League City, TX 77573 Age 65	Director Nominating Committee Audit Committee	Indefinite Since 11/97 Indefinite Since 11/00 Indefinite Since 11/03	Investor and Attorney, Law Offices, Edwin K. Nolan, P.C. Director/Owner of Canyon Lake Aviation, Inc. Director of Hancock Mini Mart, Inc.	11	*

Robert V. Shattuck 2450 South Shore Blvd., League City, TX 77573 Age 67	Director Nominating Committee	Indefinite Since 11/97 Indefinite Since 11/00	Attorney, Law Offices, Robert V. Shattuck, Jr.	11	*

Donald P. Stevens 2450 South Shore Blvd., League City, TX 77573 Age 62	Director Nominating Committee Audit Committee	Indefinite Since 9/00 Indefinite Since 11/00 Indefinite Since 11/05	Retired, Assistant to the President for Governmental Relations of the University of Texas Medical Branch, Galveston, TX Vice President and Director, Jamail Galveston Foundation (a family charitable foundation)	11	*

Steven H. Stubbs 2450 South Shore Blvd., League City, TX 77573 Age 70	Director Audit Committee Chairman	Indefinite Since 9/00 Indefinite Since 8/03	President and Director of Dancing Rabbit Press, Inc. (a publishing company) Board Member, Neshoba County Public Library	11	*

Interested Directors

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director		Interested Director Relationship
Michael W. McCroskey 2450 South Shore Blvd., League City, TX 77573 Age 65	President & Director	Indefinite Since 8/94	President, CEO, Director and member of Executive Committee of Securities Management and Research, Inc. (SM&R)^
Executive Vice President and Treasurer of American National Insurance Company
Director and President of ANREM Corporation (real estate management company)^
President and Director of ANTAC Corporation (real estate management company)^
Director of Comprehensive Investment Services, Inc. (investment services company)^
Vice President of Garden State Life Insurance Company^
Vice President of American National Property & Casualty Company^
Vice President of Standard Life & Accident Insurance Company^
Vice President of Pacific Property and Casualty Company^
Assistant Secretary of American National General Insurance Company^
Assistant Secretary of American National Life Insurance Company of Texas^
Vice President of Farm Family Life Insurance Company^
Vice President of Farm Family Casualty Insurance Company^
Vice President of United Farm Family Insurance Company^
Vice President and Director of Eagle 99, Inc. (a real estate investment company)^
			President and Director of ANH2O, Inc. (a real estate investment company)^	11	*	(1)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director		Interested Director Relationship
Lea McLeod Matthews 2450 South Shore Blvd., League City, TX 77573 Age 46	Director	Indefinite Since 8/94	Writer/Communications Specialist Nashville, TN (10/06-present) Communications Specialist, National Western Life Insurance Company (5/02-present) Director of Garden State Life Insurance Company^ Senior Communications Specialist, Texas Guaranteed Student Loan Corporation (1/01-5/02)	11	*	(2)

Ann McLeod Moody 2450 South Shore Blvd., League City, TX 77573 Age 71	Director	Indefinite Since 11/97	Housewife, Personal Investments Director of Moody Gardens, Inc. (a charitable organization)	11	*	(3)

Jamie G. Williams 2450 South Shore Blvd., League City, TX 77573 Age 62	Director	Indefinite Since 11/97	Regional Grants Director, The Moody Foundation (a charitable foundation) President's Advisory Council, Dallas Center for the Performing Arts Foundation (an organization that supports the arts in the Dallas, Texas area) Academic Language Therapist and Educational Consultant	11	*	(4)

(1)  Mr. McCroskey serves as an officer and director of SM&R, the Fund's investment adviser. He also serves as an officer of SM&R's parent company, American National Insurance Company ("American National").

(2)  Ms. Matthews is the step-daughter of Robert L. Moody. Mr. Moody is the Chairman of the Board and Chief Executive Officer of American National, the parent of SM&R. Mr. Moody is also a trustee of The Moody Foundation, a charitable foundation established for charitable and educational purposes, which owns approximately 22.96% of the outstanding common shares of American National, and he serves as Chairman of the Board and Chief Executive Officer of Moody National Bank (the "Bank"), which, in its capacity as trustee and custodian, votes approximately 46.57% of the outstanding common shares of American National. Mr. Moody is also the Chairman of the Board and Chief Executive Officer of the companies owning the controlling interests in such Bank, and he is a life income beneficiary of one of such trusts.

Ms. Matthews is the daughter of Fund director Ann McLeod Moody.

(3)  Ms. Moody is the spouse of Robert L. Moody. See footnote 2 above.

Ms. Moody is the mother of Fund director Lea McLeod Matthews.

(4)  Ms. Williams is an employee of The Moody Foundation, which owns approximately 22.96% of American National, the parent of SM&R.

*  Also a Director of SM&R Investments, Inc., another investment company advised by SM&R, which has 7 portfolios.

^  Under control with American National.

Officers

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officers
Michael W. McCroskey 2450 South Shore Blvd., League City, TX 77573 Age 65	President & Director*	Indefinite Since 8/94	SEE INTERESTED DIRECTOR TABLE ABOVE	11	*

Brenda T. Koelemay 2450 South Shore Blvd., League City, TX 77573 Age 54	Vice President & Treasurer*	Indefinite Since 1992	Vice President & Treasurer of SM&R	11	*

Teresa E. Axelson 2450 South Shore Blvd., League City, TX 77573 Age 61	Vice President & Secretary Chief Compliance Officer*	Indefinite Since 1983 Indefinite Since 2007	Vice President, Secretary and Chief Compliance Officer of SM&R	11	*

*  Positions also held with SM&R Investments, Inc., another investment company advised by SM&R.

The Board of Directors has two standing committees: an Audit Committee and a Nominating Committee. Information about each of these committees is provided below.

Audit Committee:  The purposes of the Audit Committee are to assist the Board of Directors 1) in its oversight of the Fund's accounting and financial reporting policies and practices, its internal audit controls and procedures and, as appropriate, the internal audit controls and procedures of certain of its service providers; 2) in its oversight of the Fund's financial statements and the independent audit thereof; and 3) in acting as a liaison between the Fund's independent accountants and the Board of Directors. The Audit Committee held five meetings during the last Fiscal Year. Messrs. Stevens and Nolan serve on the committee along with Mr. Stubbs, Chairman.

Nominating Committee: This committee has the responsibility of reviewing, selecting and recommending qualified nominees to the Board for all director vacancies. There were no committee meetings held during the last Fiscal Year. Messrs. Nolan, Shattuck and Stevens serve on this committee. The Nominating Committee will consider nominees for the position of Director recommended, in writing, by shareholders to the Secretary of the Fund.

The table below gives the dollar range of Shares of each Fund described in this SAI, as well as the aggregate dollar range of shares of all funds advised by SM&R, owned by each Director as of December 31, 2008.

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Interested Directors
Michael W. McCroskey	$10,001-$50,000	Over $100,000
Lea McLeod Matthews	None	$1-$10,000
Anne McLeod Moody	None	None
Jamie G. Williams	None	None
Independent Directors
Florentino F. Gonzalez	None	None
Edwin K. Nolan	None	$1-$10,000
Robert V. Shattuck, Jr.	None	Over $100,000
Donald P. Stevens	None	$50,001-$100,000
Steven H. Stubbs	None	$1-$10,000

The Board of Directors annually reviews the investment advisory agreements between the various Portfolios of the Fund and SM&R. The advisory agreements will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, and, in either case, by the specific approval of a majority of directors who are not parties to the agreements or not "interested" persons (as defined in the Investment Company Act of 1940) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. In considering the investment advisory agreements, the Board of Directors did not identify any single factor as controlling or determinative, and the following summary does not discuss all factors considered. Factors considered by the Board of Directors in connection with their approval of the investment advisory contracts include the following:

The Nature and Quality of Advisory Services Rendered by SM&R

In examining the nature and quality of investment advisory services rendered by SM&R, the Board of Directors reviewed several matters. They reviewed the educational and business background of the portfolio managers and other key advisory personnel, and they examined SM&R's compliance with the applicable investment objectives, policies, and restrictions of the various Portfolios of the Fund, as well as compliance with applicable IRS requirements. In addition to these qualitative factors, the directors, each quarter, also reviewed pertinent quantitative data, such as reports of relevant performance data calculated according to standardized formulas for 1, 5 and 10 year periods, or for the life of a Portfolio, if shorter. They also compared the Funds' quarterly performance with a representative sample of comparable funds and recognized indexes. Finally, they evaluated the volatility of investment returns and the risk levels of Portfolio securities. Lastly, the Board of Directors requested and reviewed an analysis of the number and types of complaints that SM&R had received from shareholders, and the specific policies followed by SM&R to address such complaints.

SM&R's Profitability in Providing Advisory Services

The Board of Directors reviewed profitability reports on the Fund, provided by the Fund's Treasurer, including descriptions of the nature and amount of any indirect benefits that SM&R received attributable to its performance of services for the Fund, including brokerage transaction matters and commissions to SM&R or affiliates for the sale of variable insurance contracts funded by the Fund. The Board of Directors also considered the appropriateness of the method by which the costs to SM&R for providing services to the Fund are calculated, concluding that such method reasonably reflects the costs to SM&R under the circumstances.

Financial Condition

The Board obtained copies of SM&R's most recent financial statements to assess SM&R's financial condition.

Compensation Received by SM&R

The Board of Directors reviewed the level and method of calculating the various Portfolios' advisory fees and administrative service fees, considering the nature and quality of the services provided by SM&R and SM&R's profitability in providing such services. The Board of Directors also compared such fees with fees of comparable funds, taking into account that some funds may receive both advisory and administrative services under a single contract for a single advisory fee. The Board of Directors also considered the fees that SM&R received under other agreements with the Fund, including a custodian agreement, distribution and administrative services agreement, and underwriting agreement.

Other Services Rendered by SM&R to the Fund

The Board of Directors also considered the nature and quality of non-advisory services rendered by SM&R to the Fund, including shareholder services, fund accounting, custodian services, administrative services, distribution services, and underwriting.

Conclusion

Based on their evaluation of all material factors, the Board of Directors concluded that the existing advisory fee structures are fair and reasonable and that the existing advisory agreements should be continued.

REMUNERATION OF DIRECTORS

Directors of the Fund who are affiliated with SM&R receive no compensation from the Fund for attendance at Board or Committee meetings. No officer receives compensation from the Fund. Officers and directors of the Fund affiliated with SM&R may receive indirect compensation from the Fund to the extent of underwriting commissions and investment advisory and service fees paid to SM&R.

By resolution of the Boards of Directors, the Fund pays the fees and expenses of only those directors who are not officers or employees of SM&R or the Fund. During the fiscal year ended December 31, 2008, the Fund paid $17,877 to such directors for fees and expenses in attending meetings of the Boards of Directors. The directors who are "Interested Persons" and the officers of the Fund receive remuneration, directors' fees and expense reimbursements only from SM&R and not from the Fund. The director's fee consists of an annual component and a meeting fee component. Set forth below is information regarding compensation paid or accrued during the fiscal year ended December 31, 2008 for each director.

Director	Aggregate Compensation from Fund	Pension Or Retirement Benefits Accrued As Part Of Fund Expenses	Estimated Annual Benefits Upon Retirement	*Total Compensation From All Funds Managed by SM&R
Florentino F. Gonzalez	$4,000	None	None	$16,000
Lea McLeod Matthews *	—	None	None	—
Michael W. McCroskey *	—	None	None	—
Ann McLeod Moody *	—	None	None	—
Edwin K. Nolan	$4,000	None	None	$16,000
Robert V. Shattuck, Jr.	$4,000	None	None	$16,000
Donald P. Stevens	$4,000	None	None	$16,000
Steven H. Stubbs	$4,000	None	None	$16,000
Jamie G. Williams *	—	None	None	—

*  "Interested Persons" as defined by the 1940 Act.

POLICY REGARDING PERSONAL INVESTING

The Fund and SM&R, its investment adviser and principal underwriter, have adopted a Code of Ethics, which places limitations on the personal securities transactions of certain SM&R and Fund personnel, including directors, officers, portfolio managers, and other individuals who have access to certain non-public investment information (collectively, "access persons"). For example, an access person may not engage in a personal securities transaction with respect to a particular security with actual knowledge, at that same time, that (i) a recommendation has been made within SM&R that such security be traded, which recommendation has not yet been acted upon; (ii) a portfolio manager intends to purchase or sell such security; or (iii) there are pending orders with respect to the security that are yet to be completed or withdrawn. In addition, access persons may not execute a personal securities transaction within twenty-four (24) hours of a trade by the Fund for the same or a related security. All access persons must file periodic reports of their personal securities transactions with SM&R's Chief Compliance Officer.

The Code imposes additional limitations on the personal securities transactions of Fund portfolio managers and other individuals who make, participate in, or obtain information regarding the purchase or sale of securities by the Fund. Such individuals generally may not engage in a personal securities transaction to buy or sell any security for his or her personal account if that same security is held in, or is being considered as a potential acquisition by the Fund. In addition, subject to limited exceptions, such individuals holding a beneficial interest in a security being purchased by a Fund portfolio that they manage and/or to which they provide investment assistance must sell their holdings at least twenty-four (24) hours prior to any Fund investment being made.

SECURITIES MANAGEMENT AND RESEARCH, INC.
PROXY VOTING POLICIES

Securities Management and Research, Inc. ("SM&R") is an investment advisor registered under the Investment Advisers Act of 1940. Set forth below are SM&R's policies on voting shares owned by its advisory clients, which may be revised from time to time.

GENERAL PROXY VOTING POLICIES

In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent proxy research services and others. SM&R's Investment Committee will vote any proxy or other beneficial interest in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

The Committee will update and revise the voting policies ("Policies") as new issues arise. The Committee will, when necessary, discuss and determine the votes for issues that do not fall into one of the categories defined in the Policies, by applying the general principle noted above. For issues that do not fall within pre-determined voting guidelines, the Committee may consult with the Portfolio Manager of the account holding the relevant security to determine how to cast the vote.

Election of the Board of Directors

Good governance starts with an independent board, without significant ties to management, all of whose members are elected annually. Key board committees should be entirely independent.

•  We will generally vote FOR

  the election of directors that result in a board made up of a majority of independent directors.

  efforts to declassify existing boards unless a company's charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause, and will vote against efforts to adopt classified board structures.

•  We will generally vote AGAINST non-independent directors who serve on audit, compensation, and/or nominating committees of the board.

•  We will hold directors accountable for the actions of the committees on which they serve. For example, we will generally vote AGAINST nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

•  We will evaluate on a case-by-case basis —

  proposals requiring that the positions of chairman and CEO be held separately.

  proposals on director and officer indemnification and liability protections.

  votes in contested elections of directors.

  proposals that establish or amend director qualifications.

Approval of Independent Auditors

The relationship between a company and its auditors should be limited primarily to the audit process, although it may include certain closely related activities that do not raise any appearance of impaired independence.

•  We will generally vote FOR proposals that ratify the selection of auditors and ask for reasonable audit firm rotation.

•  We will vote AGAINST proposed auditors where non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm.

•  We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company to determine whether independence has been compromised.

Equity-based Compensation Plans

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective tool to align the interests of shareholders and management, employees, and directors. We are opposed to plans that substantially dilute shareholder ownership interests in the company, provide excessive rewards, or have objectionable structures.

•  We will generally vote AGAINST plans

  where total potential dilution in aggregate exceeds 15% of shares outstanding.

  if annual option grants have exceeded 2% of shares outstanding.

  featuring structures such as the ability to re-price underwater options, the ability to issue options with an exercise price below the stock's current market price, the ability to issue reload options, and automatic share replenishment.

  that authorize the board of directors or its compensation committee to materially amend a plan without shareholder approval.

•  We will generally vote FOR

  measures intended to increase long-term stock ownership by executives including requiring senior executives to hold a minimum amount of stock in the company

(frequently expressed as a multiple of salary), requiring minimum holding periods for stock acquired through option exercise, and using restricted stock grants in lieu of options.

  the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

•  Total and annual dilution thresholds are viewed as guidelines, not ceilings, and when assessing shareholder impact we will consider other factors such as the nature of the industry and size of the company

Corporate Structure and Shareholder Rights

Shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to the corporation's by-laws by a simple majority vote.

•  We will generally vote FOR proposals —

  to remove super-majority (typically 66.7%-80%) voting requirements.

  requiring voting be confidential.

  to lower barriers to shareholder action such as limited rights to call special meetings, and limited rights to act by written consent.

  to subject shareholder rights plans (poison pills) to a shareholder vote. In evaluating these plans we will generally support arrangements with short-term (under 3 years) sunset provisions, qualified bid/permitted offer provisions (chewable pills), and/or mandatory review by a committee of independent directors at least every three years (TIDE provisions).

  increases in authorized common stock, provided the issuance is not deemed to be a takeover defense, and the increase is not greater than three times the number of shares outstanding and reserved for issuance.

•  We will generally vote AGAINST proposals —

  to impose super-majority requirements.

  for a separate class of stock with disparate voting rights.

  for golden parachute accelerated employment compensation contracts that protect executive compensation in case of a merger or other corporate event.

  that authorize preferred stock offerings or stock purchase rights that are deemed to be for the purpose of takeover defense.

Corporate Governance

•  We generally vote FOR proposals

  to amend bylaws or charters for housekeeping changes.

  for re-incorporation.

•  We will evaluate on a case-by-case basis proposals to change a company's state of incorporation.

Corporate and Social Policy Issues

Ordinary business matters are primarily the responsibility of management and should be approved solely by the board of directors. Proposals in this category, initiated primarily by shareholders, typically request the company disclose or amend certain business practices.

•  We generally vote AGAINST these types of proposals, though exceptions are made in instances where we believe a proposal has substantial economic implications.

Other Provisions

No set of guidelines can anticipate all potential proxy voting situations that may arise. In special cases, SM&R's Investment Committee may seek insight from portfolio managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly, with due regard for shareholders.

Conflicts of Interest

SM&R recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. To address potential conflicts of interest between SM&R and its advisory clients, SM&R will use any of the following methods:

•  Adopt a policy of disclosing the conflict to clients and obtaining their consent before voting;

•  Base the proxy vote on pre-determined voting guidelines if the application of the guidelines to the matter presented to clients involved little discretion on the part of SM&R, or

•  Use the recommendations of an independent third party.

Presently, material conflicts of interest are minimized by using pre-determined voting guidelines and using the recommendations of an independent third party.

Proxy Voting Record Retention

SM&R retains the following records:

•  Proxy voting policies and procedures;

•  Proxy statements;

•  Records of votes cast on behalf of clients;

•  Records of clients' request for proxy voting information; and

•  Any documents prepared by or on behalf of SM&R that were material in making the decision on how to vote.

SM&R may rely on proxy statements filed on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system in lieu of maintaining its own statement files. SM&R may also rely on a third party for retention of proxy statements and records of votes cast.

SM&R will retain the above mentioned records for a minimum of five years.

Disclosure of Proxy Records

The Fund is required to file with the SEC and to make available to its clients, upon request, its record of how it voted proxies relating to portfolio securities. Information regarding how the Fund voted proxies during the most recent twelve month period is available (1) without charge, upon request, by calling 1-800-231-4639; and (2) on the SEC's website filed on Form N-PX.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2009, officers and directors of the Fund as a group owned less than 1% of the Fund's outstanding securities.

As of April 1, 2009, American National and SM&R owned 98% and 2% of the outstanding shares of the Growth Portfolio; 98% and 2% of the outstanding shares of the Equity Income Portfolio; 99% and 1% of the outstanding shares of the Balanced Portfolio; 100% and 0% of the outstanding shares of the Money Market Portfolio. See "Control and Management of SM&R" below.

INVESTMENT ADVISORY AND OTHER SERVICES

Control and Management of SM&R

SM&R has been the investment adviser, manager and underwriter of the Fund since the Fund began business in 1990. SM&R acts pursuant to a written agreement periodically approved by the directors and shareholders of the Fund. SM&R is also the investment adviser, manager and underwriter of SM&R Investments, Inc. SM&R's address is 2450 South Shore Boulevard, Suite 400, League City, Texas 77573.

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"), a Texas life insurance company with its principal offices at One Moody Plaza, Galveston, Texas 77550. As of April 1, 2009, the Moody Foundation, a charitable foundation established for charitable and educational purposes, owned approximately 22.96% of American National's common stock and the Libbie Shearn Moody Trust, a private trust, owned approximately 37.10% of such shares. The trustees of the Moody Foundation are Robert L. Moody, Sr., Frances Anne Moody-Dahlberg and Ross R. Moody. Ross R. Moody is Robert L. Moody's son. Ms. Moody-Dahlberg is Robert L. Moody's daughter and a director of American National and Executive Director of the Foundation. Moody National Bank (the "Bank") is trustee of the Libbie Shearn Moody Trust. Other trusts for which the Bank serves as trustee own approximately 9.47% of American National's common stock.

The Bank's controlling stockholder is Moody Bank Holding Company, Inc. ("MBHC"). Moody Bancshares, Inc. ("Bancshares") is the sole shareholder of MBHC. As of April 1, 2009, the Three R Trusts (trusts established by Robert L. Moody for the benefit of his children) owned 100% of Bancshares' Class B stock (which elects a majority of Bancshares' and MBHC's Directors) and

51.3% of its Class A stock. The trustee of the Three R Trusts is Irwin M. Herz, Jr., who is also an advisory director of American National and a partner in Greer, Herz & Adams, L.L.P. Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas acts as General Counsel to American National, the Bank, Bancshares, MBHC, the Fund, SM&R Investments, Inc., and SM&R.

Robert L. Moody, Sr. is:

•  Chairman of the Board of Directors and Chief Executive Officer of American National,

•  Chairman of the Board of Directors and Chief Executive Officer of the Bank, Bancshares, and MBHC

The following persons are affiliated with the Fund and SM&R in the specified capacities:

•  Michael W. McCroskey, President and Director of the Fund, is also President, Chief Executive Officer, Director and a member of the Executive Committee of SM&R, and President and Director of SM&R Investments, Inc.;

•  Gordon D. Dixon, Senior Vice President, Director and Chief Investment Officer of SM&R, is also Assistant Portfolio Manager for the Money Market Fund. He is also Assistant Portfolio Manager for SM&R Investments, Inc.'s Primary Fund and Money Market Fund.

•  Anne M. LeMire, Vice President, Head of Fixed Income of SM&R and a member of the investment committee, is also a Portfolio Manager for the Fund and holds this same position with SM&R Investments, Inc.'s Portfolios;

•  John S. Maidlow, Vice President, Head of Portfolio Management of SM&R and a member of the investment committee, is also a Portfolio Manager and Co-Portfolio Manager for the Fund and holds this same position with SM&R Investments, Inc.'s Portfolios;

•  Teresa E. Axelson, Vice President, Chief Compliance Officer and Secretary of the Fund and SM&R Investments, Inc., and Vice President, Secretary and Chief Compliance Officer of SM&R, and

•   Brenda T. Koelemay, Vice President and Treasurer of the Fund, is also Vice President and Treasurer of SM&R and SM&R Investments, Inc..

Investment Advisory Agreements

Under the Advisory Agreements, SM&R is paid a monthly advisory fee. For the Growth Portfolio, the Equity Income Portfolio, the Balanced Portfolio and the Money Market Portfolio, we calculate the investment advisory fee at the annual rate of 0.50% of each portfolio's average daily net asset value.

As investment adviser, SM&R manages the investment and reinvestment of each Portfolio's assets, including the placing of orders for the purchase and sale of portfolio securities. SM&R provides and evaluates economic, statistical and financial information to formulate and implement Portfolio investment programs. All investments are reviewed quarterly by the Board of Directors to determine whether or not such investments are within the policies, objectives and restrictions of each Portfolio.

The Advisory Agreements will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, and, in either case, by the specific approval of a majority of directors who are not parties to the Advisory Agreements or not "interested" persons (as defined in the 1940 Act) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. Absent proposed changes, it is the policy of management to submit continuation of the Advisory Agreements annually only to the Fund's Board of Directors for their approval or disapproval. The Advisory Agreement among SM&R, the Growth Portfolio, Equity Income Portfolio, Balanced Portfolio and Money Market Portfolio was most recently approved by the Board of Directors on December 10, 2008, and by the shareholders on April 1, 1992. The Advisory Agreement may be terminated without penalty by vote of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund, or by SM&R, upon sixty (60) days written notice and will automatically terminate if assigned.

As used herein, the term "majority" when referring to approval to be obtained from shareholders means the vote of the lesser of (1) 67% of the Portfolio's shares present at a meeting if the owners of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Portfolio's outstanding shares.

The average daily net asset value of each Portfolio shall be computed by adding the net asset values computed by SM&R each day during the period and dividing the resulting total by the number of days in the period. The net asset value per share of each Portfolio's shares shall be determined each day by adding the market value of its portfolio securities and other assets, subtracting liabilities and dividing the result by the number of shares outstanding. Expenses and fees of each Portfolio, including the advisory and administrative service fee, will be accrued daily and taken into account in determining net asset value. The portfolio securities of each Portfolio will be valued as of the close of trading on each day that the New York Stock Exchange is open for trading and that is not an SM&R business holiday. Securities listed on national securities exchanges will be valued at the last sales price on such day, or if there is no sale, then at the closing bid price therefor on such day on such exchange. The value of unlisted securities will be determined on the basis of the latest bid prices therefor on such day. If no quotations are available for a security or other property, it will be valued at fair value as determined in good faith by SM&R on a consistent basis.

Advisory Fees Paid

For the past three fiscal years, SM&R received investment advisory fees from each Portfolio as follows:

	Advisory Fees for the Year Ended December 31, 2008	Advisory Fees for the Year Ended December 31, 2007	Advisory Fees for the Year Ended December 31, 2006
Growth Portfolio	$84,567	$105,033	$94,932
Equity Income Portfolio	$97,817	$122,729	$114,512
Balanced Portfolio	$94,276	$101,861	$75,364
Money Market Portfolio	$299,587	$231,665	$187,622

Administrative Service Agreement

Under an Administrative Service Agreement among SM&R, the Growth Portfolio, Equity Income Portfolio, Balanced Portfolio, and Money Market Portfolio, dated February 8, 1991 (collectively the "Administrative Service Agreements"), SM&R provides all non-investment related management, executive, administrative and operational services to each Portfolio. Pursuant to the Administrative Service Agreements, SM&R also acts as transfer agent for the Fund's authorized and issued shares and as dividend disbursing agent.

In its capacity as administrator under the Administrative Service Agreements, SM&R furnishes and pays for the services of all officers and employees necessary to perform the executive, administrative, clerical and bookkeeping functions of the Portfolios. SM&R's duties as administrator include, among other things: administering the Portfolios' affairs; maintaining office facilities; processing purchase orders and redemption requests; furnishing statistical and research data; and providing clerical, accounting, data processing, bookkeeping and certain other services required by each Portfolio.

In its capacity as transfer agent and dividend disbursing agent under the Administrative Agreements, SM&R's duties include, but are not limited to: dividend disbursements and transfer agency services; maintaining shareholder accounts; preparing shareholder meeting lists and mailing and tabulating proxies; mailing shareholder reports and other materials to shareholders; tax withholding; and "blue sky" related services.

Under the Administrative Service Agreements, SM&R receives from each Portfolio an administrative service fee for providing administrative services. The fee is computed by applying to the average daily net asset value of the Fund each month one-twelfth (1/12th) of the annual rate of 0.25%. Such monthly fee is allocated among the Portfolios based on the percentage of each Portfolios' respective net assets to the total net assets of the Fund. The administrative service fee is payable to SM&R whether or not the actual expenses to SM&R for providing administrative services is more or less than the amount of such fee.

For the past three fiscal years, SM&R received administrative service fees pursuant to the Administrative Service Agreements from each Portfolio as follows:

	Administrative Service Fees for the Year ended December 31, 2008	Administrative Service Fees for the Year ended December 31, 2007	Administrative Service Fees for the Year ended December 31, 2006
Growth Portfolio	$42,283	$52,517	$47,466
Equity Income Portfolio	$48,908	$61,364	$57,256
Balanced Portfolio	$47,138	$50,931	$37,682
Money Market Portfolio	$149,793	$115,832	$93,811

Expenses Borne by the Portfolios

The Fund has agreed to pay other expenses incurred in the operation of the Fund, such as interest, taxes, commissions, and other expenses incidental to portfolio transactions, SEC fees, fees of the Custodian (see "Custodian" herein), auditing and legal expenses and fees and expenses of qualifying Fund shares for sale and maintaining such qualifications under the various state securities laws where Fund shares are offered for sale, fees and expenses of directors not affiliated with SM&R, costs of maintaining corporate existence, costs for printing and mailing prospectuses and shareholder reports to existing shareholders and expenses of shareholders' meetings.

SM&R has agreed in its Administrative Service Agreement with the Growth Portfolio, Equity Income Portfolio and Balanced Portfolio to pay (or to reimburse these Portfolios for) each Portfolio's regular operating expenses of any kind, exclusive of interest, taxes, commissions, and other expenses incidental to portfolio transactions (and, with the prior approval of any state securities commissioner deemed by the Fund's counsel to be required by law, extraordinary expenses beyond SM&R's control), but including the advisory fee, in excess of 1.50% per year of each Portfolio's average daily net assets. SM&R has also agreed to pay (or reimburse for) the Money Market Portfolio's regular operating expenses in excess of 0.87% per year of the portfolio's average daily net assets.

SM&R intends to voluntarily reimburse the Money Market Portfolio for expenses in excess of 0.56%; the Growth Portfolio for expenses in excess of 0.87%; the Balanced Portfolio for expenses in excess of 0.81%; and the Equity Income Portfolio for expenses in excess of 0.79%, of each of such Portfolio's average daily net assets. Fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, may be rescinded by SM&R at any time after April 30, 2010 without notice to investors.

For the years ended December 2008, 2007 and 2006, expense reimbursements made to each Portfolio were: Growth Portfolio $23,655, $16,034 and $17,356; Equity Income Portfolio $39,569, $30,600 and $31,614; Balanced Portfolio $39,206, $29,412 and $27,992; Money Market Portfolio $169,256, $137,472 and $116,957, respectively.

In practice, American National reimburses SM&R for all Portfolio expenses that SM&R waives or reimburses.

Each daily charge for the fees is divided among each of the Portfolios in proportion to their net assets on that day.

SM&R has entered into a Service Agreement with American National pursuant to which American National will furnish certain services and facilities required by SM&R from time to time for the conduct of its business. Such services will not include investment advice or personnel. SM&R will reimburse American National for the costs of such services.

UNDERWRITER

SM&R serves as the principal underwriter of the Fund's shares and continuously offers and sells the shares to insurance company separate accounts. SM&R does not receive any additional compensation for its services as an underwriter.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

Following is a discussion of additional information regarding the portfolio managers of the Fund's portfolios. These individuals are primarily responsible for the day-to-day management of the Fund's portfolios. All information in this section is provided as of December 31, 2008. The Fund's Prospectus identifies the portfolio manager of each Fund portfolio and provides a description of each portfolio manager's business experience during the past five years.

Other Accounts Managed

The following table shows information regarding other accounts managed by the Fund's portfolio managers. Such other accounts consist solely of portfolios of SM&R Investments, Inc., another registered investment company advised by SM&R.

Portfolio Manager	Number of Other Accounts (Portfolios of SM&R Investments, Inc.)	Total Assets in Accounts
John S. Maidlow	2	$75,843,771
Anne M. LeMire	6	$221,715,885

None of such other accounts carries an advisory fee that is based on the performance of the account.

Conflicts of Interest

As reflected in the table above, John S. Maidlow and Anne M. LeMire also are responsible for the day-to-day management of certain portfolios of SM&R Investments, Inc. Portfolio managers make investment decisions for the portfolios they manage based on the investment objectives, policies, practices and other considerations that they believe are relevant to each portfolio. As a result, a portfolio manager may purchase or sell a particular security for one portfolio, but not for another. SM&R, the investment adviser for the Fund and for SM&R Investments, Inc., has adopted brokerage and trade allocation policies and procedures to address potential conflicts of interest that may arise when two or more portfolios participate in investment decisions involving the same securities. Such policies and procedures have been designed with the goal of ensuring that no portfolio is favored at the expense of another. Please see "Portfolio Transactions and Brokerage Allocation" on page 38 of this Statement of Additional Information. In addition, as discussed below in "Compensation of Portfolio Managers," SM&R determines each portfolio manager's compensation in the same manner with respect to all portfolios managed by him or her, with the goal of encouraging each portfolio manager to focus his or her attention appropriately on all the portfolios under his or her management.

Compensation of Portfolio Managers

John S. Maidlow, Darren W. King and Anne M. LeMire are each paid a base salary by SM&R for all portfolios that they manage for both the Fund and SM&R Investments, Inc. Such base salary is determined by annual evaluations of each manager's effectiveness, knowledge, experience, accountability, problem solving, planning and organizational skills, and interpersonal skills. The base salary is a fixed amount that may change as a result of annual evaluations.

In addition to base salary, Messrs. Maidlow & King and Ms. LeMire are eligible for annual performance bonuses. Such bonuses are based on the annual performance of their portfolios relative to the annual performance of each portfolio's respective Lipper or Morgan Stanley benchmark index, as identified in the Prospectus. Performance is measured on a pre-tax basis. The increase or decrease in a portfolio's assets due to the purchase or sale of portfolio shares by shareholders is not a factor in computation of performance bonuses. Payment of performance bonuses must be approved by the SM&R Board of Directors.

Messrs. Maidlow & King and Ms. LeMire are also eligible for the standard retirement and health benefits available to all SM&R employees.

The portfolio managers do not receive any additional compensation from SM&R, the Fund, or SM&R Investments, Inc.

Ownership of Fund Securities

None of the portfolio managers has any beneficial ownership in the securities of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

SM&R, which supervises each Portfolio's investments, is responsible for effecting portfolio transactions through eligible securities brokers and dealers, subject to the general supervision of the Board of Directors. Investment decisions are made by an Investment Committee of SM&R, and orders are placed by persons supervised by that committee.

SM&R is responsible for the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the Portfolio. The Money Market Portfolio, on the other hand, will not normally incur any brokerage commissions. Fixed income securities, as well as equity securities traded in the Over-The-Counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid. The Fund may not engage in any transactions in which SM&R or its affiliates act as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.

There is no arrangement or intention to place orders with any specific broker or group of brokers. The paramount factors considered by SM&R in placing orders are efficiency in the execution of orders and obtaining the most favorable prices for the Portfolio in both purchases and sales of portfolio securities. In seeking the best prices and executions, purchases and sales of securities which are not listed or traded on a securities exchange are generally executed with a principal market maker acting as principal. SM&R evaluates the brokerage fees paid by the Portfolio to any affiliated person by comparing such fees to those paid by other investment companies for similar transactions as reported in various industry surveys.

Whenever the primary considerations of best price and best execution are met to the satisfaction of SM&R, the brokers and dealers selected may include those who provide supplementary statistical and research services. Such research services may include advice as to the advisability of investing in, purchasing or selling securities, as well as analyses and reports concerning securities, economic factors and trends. Such services and information may be used by SM&R in servicing any fund it manages. Not all of these services or information are always used by SM&R in connection with the Portfolios. While SM&R is able to fulfill its obligation to each Portfolio without such information, its expenses might be materially increased if it had to obtain and assemble such information through its staff. However, the value of such information is not determinable. SM&R may also use such information when rendering investment advisory services to SM&R Investments, Inc., and to American National and its other accounts.

SM&R will authorize each Portfolio to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer.

For the years ended December 31, 2008, 2007 and 2006, SM&R paid brokerage fees on the purchase and sale of portfolio securities for the Fund of $47,493, $22,003 and $115,747, respectively. No brokerage commissions have been paid during the three most recent fiscal years to: (i) any broker that is an affiliated person of the Fund or an affiliated person of that person; or (ii) any broker an affiliated person of which is an affiliated person of the Fund or SM&R.

The Fund and SM&R Investments, Inc., for which SM&R is also investment adviser, may own securities of the same companies from time to time. However, each fund's portfolio security transactions will be conducted independently, except when decisions are made to purchase or sell portfolio securities of the Fund and SM&R Investments, Inc., simultaneously. In such event, the transactions will be averaged as to price and allocated as to amount (according to the proportionate share of the total combined commitment) in accordance with the daily purchase or sale orders actually executed.

The Fund's Board of Directors has determined that such ability to affect simultaneous transactions may be in the best interests of each Portfolio. It is recognized that in some cases these practices could have a detrimental effect upon the price and volume of securities being bought and sold by the Portfolios, while in other cases these practices could produce better executions.

FUND SHARES

Capital Stock

The authorized Capital Stock of the Fund consists of Two Billion (2,000,000,000) shares, par value $.01 per share. The shares of Capital Stock are divided into four portfolios: Growth Portfolio Capital Stock (155,000,000 shares); Money Market Portfolio Capital Stock (1,050,000,000 shares); Balanced Portfolio Capital Stock (115,000,000 shares); Equity Income Portfolio Capital Stock (120,000,000 shares).

Prior to the Fund's offering of any shares to the Separate Accounts, SM&R provided the Fund with initial capital by purchasing 100,000 shares of the Growth Portfolio, Equity Income Portfolio, Balanced Portfolio and Money Market Portfolio at a purchase price of $1.00 per share. In addition, American National purchased 1,750,000 shares of each of these Portfolios at a price of $1.00 per share. Such shares were acquired by American National in connection with the formation of the Fund, were acquired for investment and can be disposed of only by redemption.

Both SM&R's and American National's shares will be redeemed only when permitted by the 1940 Act and when the other assets of the Portfolios are large enough that such redemption will not have a material adverse effect upon investment performance. American National will vote its shares in the same manner and in the same proportion as the other shares held in the Separate Accounts are voted. The Fund will offer all other shares only to the Separate Accounts.

The assets received by the Fund for the issuance or sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Portfolio. They constitute the underlying assets of each Portfolio, are required to be segregated on the books of account and are to be charged with the expenses of such Portfolio. Any general expenses not readily identifiable as belonging to a particular Portfolio shall be allocated among all Portfolios by or under the direction of the directors in such manner as the directors determine to be fair and equitable.

All shares, when issued, will be fully paid and non-assessable, will have no conversion, exchange, preemptive, or other subscription rights, will be freely transferable and redeemable, and will have one vote and equal rights to share in dividends and assets. Cumulative voting is not authorized. With respect to election of directors, non-cumulative voting means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they so choose, and in such event, holders of the remaining shares will not be able to elect any directors.

Each share of capital stock represents an interest in the assets of a particular Portfolio and has no interest in the assets of any other Portfolio. Shares of a Portfolio are equal with respect to distributions from income and capital gains, except as described below. In the event of liquidation, each share of a Portfolio is entitled to an equal portion of all the assets of that Portfolio after all debts and expenses have been paid.

Voting Rights

The voting rights of Contract owners, and limitations on those rights, are explained in the accompanying prospectuses for the Contracts. American National, as the owner of the assets in the Separate Accounts, is entitled to vote all of the shares of the Fund, but it will generally do so in accordance with the instructions of Contract owners. American National has agreed to vote shares of the Fund held in the Separate Accounts for which no timely voting instructions from Contract owners are received, as well as shares it owns, in the same proportion as those shares for which voting instructions are received. A meeting may be called by the Board of Directors in their discretion or by Contract owners holding at least ten (10%) percent of the outstanding shares of any Portfolio. Contract owners will receive assistance in communicating with other Contract owners in connection with the election or removal of directors similar to the provisions contained in Section 16(c) of the 1940 Act. Under certain circumstances, however, American National may disregard voting instructions received from Contract owners. For additional information describing how American National will vote the shares of the Fund, see "Voting Rights" in the accompanying prospectuses for the Contracts.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing and Redeeming Shares

Shares of each Portfolio are sold only to the corresponding subaccount of the Separate Accounts. Shares are sold and redeemed at their net asset value as next determined following receipt of a net premium or a surrender request by American National without the addition of any selling commission or sales load or redemption charge. The redemption price may be more or less than the shareholder's cost.

The Portfolios' shares are also sold and redeemed as a result of transfer requests, loans, loan repayments and similar Separate Account transactions, in each case without any sales load or commission and at the net asset value per share computed for the day as of which such Separate Account's transactions are effected.

Determination of Net Asset Value

The net asset value per share of each Portfolio is determined by adding the value of all Portfolio assets, deducting all Portfolio liabilities and dividing by the number of outstanding shares of such Portfolio. Expenses and fees of each Portfolio, including the advisory fee and the expense limitation reimbursement, if any, are accrued daily and taken into account in determining net asset value. The portfolio securities of the Portfolios are valued as of the close of trading on each day that the New York Stock Exchange is open for trading that is not an SM&R business holiday. Securities listed on national securities exchanges are valued at the last sales price on such day, or if there is no sale, then at the closing bid price therefor on such day on such exchange. The value of unlisted securities is determined on the basis of the latest bid prices therefor on such day. If no quotations are available for a security or other property, it is valued at fair value as determined in good faith by the Board of Directors (or their delegate) on a consistent basis.

The right of redemption is subject to suspension and payment postponed during any period when the New York Stock Exchange is closed other than customary weekend or holiday closings, or during which trading on such Exchange is restricted; for any period during which an emergency exists, as a result of which disposal by a Portfolio of its securities is not reasonably practicable or it is not reasonably practicable for a Portfolio to fairly determine the value of its net assets; or for such other periods as the SEC has by order permitted such suspension for the protection of a Portfolio's security holders.

Money Market Portfolio

All Money Market Portfolio securities are valued by the basis of the amortized cost valuation technique. This involves valuing a security at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market instrument. During periods of declining interest rates, the daily yield on shares of the Money Market Portfolio may tend to be higher than a like computation made by funds with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Money Market Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund with identical investments utilizing solely market values, and existing investors in the Money Market Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

The valuation of the Money Market Portfolio instruments based upon their amortized cost is subject to the Portfolio's adherence to certain conditions with respect to its operation. The Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments having remaining maturities of one year or less only, and invest only in securities determined by the directors to be of high quality with minimal credit risks.

The Money Market Portfolio follows procedures established by the directors that are designed to stabilize, to the extent reasonably possible, the Money Market Portfolio price per share as computed for the purpose of sales and redemptions at $1.00. There can be no assurance that the Money Market Portfolio will at all times be able to maintain a continuous $1.00 net asset value per share. Procedures to be followed will include review of the Money Market Portfolio's holdings by the directors at such intervals as it may deem appropriate to determine whether the Money Market Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the directors determine that such a deviation exists, it must take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a net asset value per share by using available market quotations.

Growth, Balanced and Equity Income Portfolios

The value of these Portfolios' securities is determined by one or more of the following methods:

The securities traded on the New York Stock Exchange ("NYSE") or American Stock Exchange ("ASE") are valued at the closing sale price on that day, or if there were no sales during the day, at the last previous sale or bid price reported.

The securities which are not listed on the NYSE or ASE, but are listed on other national securities exchanges, or on foreign securities exchanges, are valued in a manner similar to that described in the preceding paragraph, using values reported by the principal exchange on which the securities are traded, except that the prices are taken at the time trading closes on the NYSE.

Over-The-Counter securities are valued at the bid prices.

Debt securities having maturities of 60 days or less are valued using the amortized cost technique. Debt securities with maturities in excess of 60 days are valued on the basis of prices provided by an independent pricing service or brokers. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential.

Securities in corporate short-term notes are valued at cost plus amortized discount, which approximates market value. If no quotations are available, securities and all other assets are valued in good faith at fair value, using the methods determined by the directors on consistent basis.

TAX STATUS

Subchapter M

Each Portfolio is a separate entity for federal income tax purposes and each Portfolio has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Each Portfolio intends to distribute all of its net investment income and net realized capital gains to shareholders in a timely manner. Therefore, it is not expected that any Portfolio will be required to pay federal income taxes.

In order to qualify as a regulated investment company, each Portfolio must meet several requirements. These requirements include the following: (1) at least 90% of the Portfolio's gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived in connection with the Portfolio's investment business and (2) at the close of each quarter of the Portfolio's taxable year, (a) at least 50% of the value of the Portfolio's assets must consist of cash, United States Government securities, securities of other regulated investment companies and other securities (limited generally with respect to any one issuer to not more than 5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Portfolio's assets may be invested in the securities of any issuer (other than United States Government Securities or securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are determined to be engaged in similar or related trades or businesses.

Section 817(h)

Each Portfolio intends to comply with Section 817(h) of the Code and the regulations issued thereunder. Pursuant to that Section, the only shareholders of the Fund and its Portfolios will be SM&R, American National, and the Separate Accounts. The prospectus that describes the variable insurance policies issued through the Separate Accounts provides additional discussion of the taxation of the Separate Accounts and of the owner of the variable insurance policy.

In addition, Section 817(h) of the Code and Treasury Department temporary regulations thereunder impose certain diversification requirements on the Separate Accounts. These requirements, which are in addition to the diversification requirements applicable to the Portfolios under Subchapter M and the 1940 Act, may affect the securities in which the Portfolios may invest. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the insurance company offering the variable insurance policy and immediate taxation of the owner of the policy to the extent of appreciation on investment under the policy.

The Fund may therefore find it necessary to take action to assure that the variable insurance policies continue to qualify as a variable insurance policy under federal tax laws. The Fund, for example, may be required to alter the investment objectives of any Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the SEC, to the extent legally required.

The preceding is a brief summary of some of the relevant tax considerations. It is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

CUSTODIAN

The cash and securities of the Fund are held by SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, pursuant to a Custodian Agreement dated August 1, 1995. As custodian, SM&R will hold and administer the Fund's cash and securities and maintain certain financial and accounting books and records as provided for in such Custodian Agreement. The compensation paid to the Custodian is paid by the Fund and is based upon and varies with the number, type and amount of transactions conducted by the Custodian.

SM&R has entered into a sub-custodial agreement with Moody National Bank effective August 1, 1995. Under the sub-custodian agreement, the cash and securities of the Fund will be held by the Bank which will be authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank with respect to securities of the Fund held by it on behalf of SM&R for the Fund.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, is the transfer agent and dividend paying agent for the Fund and SM&R Investments, Inc. (See "Administrative Service Agreement" herein.)

COUNSEL

The Fund's General Counsel is Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas 77550.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND
FINANCIAL STATEMENTS

BKD, LLP ("BKD"), 2800 Post Oak Blvd., Suite 3200, Houston, Texas 77056, served as the Company's independent registered public accounting firm for the fiscal years ended December 31, 2006, 2007 and 2008 and audited the financial statements of the Company for such fiscal years.

The Company's financial statements and financial highlights for the fiscal year ended December 31, 2008 and report of the independent registered public accounting firm are included in the Company's annual report and are incorporated herein by reference.

PERFORMANCE AND ADVERTISING DATA

A Portfolio's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Portfolio and market conditions. A shareholder's investment in a Portfolio is not insured or guaranteed. These factors should be carefully considered by the investor before making any investment in any Portfolio.

Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. Performance information for each Portfolio may be compared in advertisements, sales literature, shareholder reports or other communications to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and to other investment products tracked by Lipper Analytical Services, Lehman Brothers or Morningstar. Each Portfolio's performance may be quoted in advertising in terms of yield or total return. Total returns, yields and other performance information may be quoted numerically or in a table, graph or similar illustration for each of the Portfolios.

Each Portfolio's yield and total return fluctuate in response to market conditions and other factors. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. There can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

Total returns and yields quoted for the Portfolios include each Portfolio's expenses and charges and expenses attributable to the American National Separate Accounts. Inclusion of the variable universal life and variable annuity separate account charges have the effect of reducing each Portfolio's performance quoted for the product. When reviewing performance, you should keep in mind the effect the inclusion or exclusion of the variable products charges has on performance quoted when comparing the performance of the Portfolios with other portfolios or funds.

An investor should keep in mind when reviewing performance that past performance of a Portfolio is not indicative of future results, but is an indication of the return to the investor only for the limited historical period.

Money Market Portfolio—Yield

The Money Market Portfolio will attempt, consistent with safety of principal, to achieve the highest possible yield from its investments. The Money Market Portfolio's yield is its current investment income expressed in annualized terms. Yield quotations for the Money Market Portfolio will include an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven-calendar-day period. Yield quotations are calculated by (1) determining the net change (exclusive of capital changes and income other than investment income) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, (2) dividing the difference by the value of the account at the beginning of the base period to get the base period return, then (3) multiplying the base period return by the quotient obtained by dividing 365 by 7. The resulting yield figure is carried to the nearest hundredth of one percent.

The Money Market Portfolio's effective yield for a specified seven-calendar-day period is computed by:

(1)  determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period,

(2)  subtracting a hypothetical charge reflecting deductions from shareholder accounts;

(3)  dividing the difference by the value of the account at the beginning of the base period to get the base period return, and then

(4)  compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result according to the following formula: EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)/356/7] – 1. The resulting yield figure is carried to the nearest hundredth of one percent.

The calculations include (1) the value of additional shares purchased with dividends declared on the original shares and dividends declared on both the original shares and any additional shares, and (2) all fees (other than nonrecurring fees or sales charges) charged to all shareholder accounts, in proportion to the length of the base period and the Money Market Portfolio's average account size. The calculations do not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. Income other than investment income is excluded. The yield computation may be of limited use for comparative purposes as charges at the account level will decrease the yield. The amount or specific rate of any nonrecurring sales charge not included in the calculation of yield will be disclosed.

Current and compounded yields fluctuate daily and will vary with factors such as interest rates, the quality and length of maturities and the type of investments in the Money Market Portfolio's portfolio. Neither principal nor interest is insured or guaranteed.

Total Return

Standardized total returns quoted in advertising and sales literature reflect all aspects of a Portfolio's return, including the effect of reinvesting dividends and capital gain distributions, any change in the Portfolio's net asset value per share over the period and maximum sales charge, if any, applicable to purchases of the Portfolio's shares.

Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Portfolio's performance had been constant over the entire period. Because average annual returns tend to even out variations in a Portfolio's return, investors should recognize that such returns are not the same as actual year-by-year results.

The average annual total returns for the Portfolios for the periods ended December 31, 2008 are:

	Past One Year	Past 5 Years	Past 10 Years
Growth Portfolio	(37.15)%	(3.66)%	(3.29)%
Equity Income Portfolio	(29.83)%	(1.35)%	1.47%
Balanced Portfolio	(23.01)%	(0.87)%	1.42%
Money Market Portfolio	1.46%	2.75%	2.80%

The average annual total return figures for the Portfolios are computed for a class according to a formula prescribed by the SEC. The formula can be expressed as follows:

Where

P  =  a hypothetical initial payment of $1,000;

T  =  average annual total return;

n  =  number of years; and

ERV  =  Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year periods at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions. The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The ERV assumes the deduction of all nonrecurring charges deducted at the end of each period.

Yield and total return figures are based on historical earnings and are not intended to indicate future performances. A Portfolio's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Portfolio and market conditions. A shareholder's investment in a Portfolio is not insured or guaranteed. These factors should be carefully considered by the investor before making any investment in any Portfolio.

PART C OTHER INFORMATION

ITEM 23. EXHIBITS.

(a)          1.a.                            Registrant’s Amended and Restated Articles of Incorporation are incorporated by reference to Exhibit (a)1.a. to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

2.a.                            Registrant’s Articles Supplementary dated March 8, 2000 are incorporated by reference to Exhibit (a)2.a. to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

2.b.                             Registrant’s Articles Supplementary dated April 14, 2000 are incorporated by reference to Exhibit (a)2.b. to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

2.c                                 Registrant’s Articles Supplementary dated February 21, 2003 are incorporated by reference to Exhibit (a)2.c. to Post-Effective Amendment No. 16 to this Form N-1A Registration Statement.

2.d.                             Registrant’s Articles Supplementary dated February 15, 2007 are incorporated by reference to Exhibit (a)2.d. to Post-Effective Amendment No. 21 to this Form N-1A Registration Statement.

2.e.                              Registrant’s Articles Supplementary dated December 5, 2008 are incorporated by reference to Exhibit (a)2.e. to Post-Effective Amendment No. 23 to this Form N-1A Registration Statement.

(b)   See Exhibit 2 to Post-Effective Amendment No. 7 to Form N-1A for a copy of Registrant’s By-Laws.

(c)   See Exhibit 4 to Post-Effective Amendment No. 7 to Form N-1A for a specimen of Registrant’s stock certificate.

(d)   See Exhibit 5 to Post-Effective Amendment No. 7 to Form N-1A for a copy of Registrant’s Investment Advisory Agreement.

(e)   See Exhibit 6a to Post-Effective Amendment No. 7 to Form N-1A for a copy of Registrant’s Fund Participation Agreement with the American National Variable Annuity Separate Account and Exhibit 6b with the American National Variable Life Separate Account.

(f)    None.

(g)   See Exhibit 8a and Exhibit 8b to Post-Effective Amendment No. 7 to Form N-1A for a copy of Registrant’s current Custodian Agreement and Sub-Custodian Agreement.

(h)   None.

(i)    Exhibit i to Form N-1A, for the consent and opinion of Registrant’s counsel, Greer, Herz & Adams, L.L.P. is filed herewith.

(j)    1. Exhibit j to Form N-1A, for the consent of independent registered public accounting firm, BKD, LLP is filed herewith.

2. Power of Attorney is incorporated herein by reference to Exhibit (j)2. to Post-Effective Amendment No. 20 to this Form N-1A Registration Statement.

(k)   Financial Data Schedules are incorporated by reference as filed with form N-SAR-B on 02/23/09.

(l)    1. See Exhibit 13 to Post-Effective Amendment No. 7 to Form N-1A for copies of the stock purchase letters.

2.  Stock purchase letters for the new portfolios added effective May 1, 2000 are incorporated by reference to Exhibit (l)2. to Post-Effective Amendment No. 13 to this Form N-1A Registration Statement.

(m)  None.

(n)   None.

(o)   Not Applicable.

(p)         1.a.                            Registrant’s Revised Code of Ethics is incorporated herein by reference to Exhibit (p)1.a. to Post-Effective Amendment No. 20 to this Form N-1A Registration Statement.

1.b.                             Registrant’s Codes of Ethics for Senior Officers is incorporated herein by reference to Exhibit (p)1.b. to Post-Effective Amendment No. 17 to this Form N-1A Registration Statement.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

All persons under common control with the Registrant are shown on the list as Exhibit for Item 24.

ITEM 25. INDEMNIFICATION.

The Registrant has agreed to indemnify its directors to the maximum extent permitted by applicable law against all costs and expenses (including, but not limited to, counsel fees, amounts of judgments paid, and amounts paid in settlement) reasonably incurred in connection with the defense of any actual or threatened claim, action, suit or proceeding, whether civil, criminal, administrative, or other, in which he or she may be involved by virtue of such person being or having been such director. Such indemnification is pursuant to Section 3.15 of the Registrant’s By-Laws, a copy of which is attached as Exhibit 2 to Post-Effective Amendment No. 7 to Form N-1A.

Registrant, together with SM&R Investments, Inc. (“SMRI”), has purchased a directors’ and officers’ liability policy. At a Joint Boards of Directors’ Meeting of Registrant and the SMRI fund held on May 29, 2008, the Boards of Directors authorized the renewal of an ICI Mutual Insurance Company Directors and Officers/Errors and Omissions Liability Insurance policy. The ICI Mutual Insurance Company is located at 1401 H Street, NW, Washington, DC 20005. The policy contains a $5,000 per individual insured per loss deductible, a $25,000 aggregate all individuals insured, each claim deductible, $200,000 company reimbursement, each claim deductible and $200,000 company coverage, each claim deductible, and $200,000 company coverage for each unrealized liability, each claim deductible. The aggregate limit of liability is $5,000,000. The annual premium for 2008-2009 for the American National Investment Accounts, Inc. is $57,341.

Additionally, Registrant is required to maintain a secured letter of credit. However, due to the restrictions on the making of loans, Registrant and Securities Management and Research, Inc. (“SM&R’) have entered into an undertaking whereby SM&R has secured a letter of credit from Frost National Bank in Galveston, Texas for the benefit of Registrant. Pursuant to this arrangement, Registrant will reimburse SM&R for its proportionate share of any expenses incurred by SM&R in the procurement of the letter of credit and for any annual renewal premiums paid on behalf of Registrant by SM&R.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Securities Management and Research, Inc. (“SM&R”) serves as investment adviser  to Registrant, and the SM&R Investments, Inc. See “Investment Adviser” in Part A and “Investment Advisory and Other Services” in Part B.

R. EUGENE LUCAS

Director and Member of the Executive Committee of SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas; Advisory Director of American National Insurance Company; Director of ANREM Corporation, Director of ANH 20, Inc., all located at One Moody Plaza, Galveston, Texas; President and Director of Gal-Tex Hotel Corporation, Gal-Tenn Hotel Corporation, Gal-Tex Management Company, Gal-Tex Woodstock, Inc., LHH Hospitality, Inc., Gal-Tex Hospitality Corporation, Gal-Tex Management Hospitality Corporation, 1859-Beverage Company, all located at 504 Moody National Bank Tower, Galveston, Texas; Director of Colonel Museum, Inc., 1 Hope Boulevard, Galveston, Texas.

G. RICHARD FERDINANDSTEN

Director and Member of Executive Committee of SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas; Director, President and Chief Operating Officer, American National Insurance Company; Director, Chairman of the Board and President, American National Life Insurance Company of Texas; Director and Vice President; Chairman of the Board and President, American National Life Holdings, Inc.; Director and President, American National Financial Corporation; Director, President and Chief Executive Officer, Alternative Benefit Management, Inc.; Director and President, ANMEX International, Inc. and ANMEX International Services, Inc.; Chairman of the Managers and President TMNY Investments, LLC,  all located at One Moody Plaza, Galveston, Texas; Comprehensive Investment Services, Inc., 2450 South Shore Boulevard, Suite 400, League City, Texas; Director and Vice Chairman of the Board, American National Property and Casualty Company and Pacific Property and Casualty Company; Underwriter, American National Lloyds Insurance Company; Director and Chairman of the Board, ANPAC Louisiana Insurance Company; President and Chief Operating Officer, American National Property and Casualty Holding Company, LLC; Director and Vice Chairman of the Board, American National General Insurance Company, all located at 1949 East Sunshine, Springfield, Missouri; Director, Chairman of the Board and Chief Executive Officer, Standard Life and Accident Insurance Company, 2450 South Shore Boulevard, Suite 500, League City, Texas; Director and Vice Chairman of the Board, Garden State Life Insurance Company, 2450 South Shore Boulevard, League Ciy, Texas; Director and Vice Chairman of the Board, Farm Family Holdings, Inc., Farm Family Casualty Insurance Company, Farm Family Life Insuance Company and United Farm Family Insurance Company; all located at #344 Route 9W, Glenmont, New York; Chairman of the Board and Director, American National Reinsurance Company, P.O. Box 556, Main Street, Charlestown, Nevis, British Virgin Island (BVI); Director, Servicios de Administracion American National, S.A. de C.V., American National Promotora de Ventas, S.A. de C.V. and American National de Mexico, Compania de Seguros de Vida, S.A. de C.V., Escobedo 201, Sur Central, Monterrey, N.L., Mexico, CP.

MICHAEL W. MCCROSKEY

Director, President, Chief Executive Officer and member of the Executive Committee of SM&R; President and Director of the Fund; President and Director of the SM&R Investments, Inc. all located at 2450 South Shore Boulevard, Suite 400, League City, Texas; Executive Vice President and Treasurer, American National; Assistant Secretary of American National Life Insurance Company of Texas; President and Director, ANREM Corporation; Director and President, ANTAC Corporation; Director; Vice President and Director of Eagle 99, Inc.; President and Director of ANH 20, Inc., all located at One Moody Plaza, Galveston, Texas; Comprehensive Investment Services 2450 South Shore Boulevard, Suite 400, League City, Texas; Vice President of Standard Life and Accident Insurance Company, 2450 South Shore Boulevard, Suite 500, League City, Texas; Vice President, Garden State Life Insurance Company, 2450 South Shore , League City, Texas; Vice President, American National Property and Casualty; Vice President, American National General Insurance Company; Vice President, Pacific Property and Casualty, Inc., all located at 1949 East Sunshine, Springfield, Missouri; Vice President of Farm Family Casualty Insurance Company, Vice President of Farm Family Life Insurance Company, Vice President of United Farm Family Insurance Company, all located at #344 Route 9W, Glenmont, NY.

GORDON D. DIXON

Director, Senior Vice President, Chief Investment Officer and a member of the investment and executive committees of SM&R; Assistant Portfolio Manager of the Fund’s American National Money Market, Growth, Equity Income and Balanced Portfolios; Assistant Portfolio Manager for the SM&R Investments, Inc.’s SM&R Growth Fund, SM&R Equity Income Fund, SM&R Balanced Fund, SM&R Government Bond Fund, SM&R Primary Fund, SM&R Tax Free Fund and SM&R Money Market Fund, all located at 2450 South Shore Boulevard, Suite 400, League City, Texas; Vice President, Stocks of American National Insurance Company, One Moody

Plaza, Galveston, Texas; Director and President, Comprehensive Investment Services, 2450 South Shore Boulevard, Suite 400, League City, Texas; Vice President, Investments for Garden State Life Insurance Company, 2450 South Shore Boulevard, Suite 301, League City, Texas; Vice President of Farm Family Casualty Insurance Company, Vice President of Farm Family Life Insurance Company, Vice President of United Farm Family Insurance Company, all located at #344 Route 9W, Glenmont, NY.

DAVID A. BEHRENS

Director of SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas; Executive Vice President, Independent Marketing, American National Insurance Company, One Moody Plaza, Galveston, Texas; Allstate Financial Distributors, Inc., Lincoln, NE.

RONALD C. PRICE

Senior Vice President of SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas; Vice President, Chief Life Marketing Officer, Multiple Line Marketing, American National Insurance Company, One Moody Plaza, Galveston, Texas; Former Senior Vice President of Sales for Quester IT, West Des Moines, IA; Former President and Vice President of Berthel, Fisher & company Financial Services, Inc., Marlon, IA.

JAMES A. COLLURA

Vice President of SM&R, Vice President, Chief Marketing Officer MLEA, American National Insurance Company, One Moody Plaza, Galveston, TX Former First Vice President Agency Training And Recruiting, Mutual of Omaha, Omaha, NE.

ANDREW R. DUNCAN

Vice President, Derivatives Strategies & Alternative Investments, 2450 South Shore Boulevard, Suite 400, League City, Texas.

ANNE M. LEMIRE

Vice President, Head of Fixed Income, of SM&R, Portfolio Manager of Registrant and SMRI, 2450 South Shore Boulevard, Suite 400, League City, Texas.

JOHN S. MAIDLOW

Vice President, Head of Portfolio Management, of SM&R, Portfolio Manager of Registrant and SMRI, 2450 South Shore Boulevard, Suite 400, League City, Texas.

T. BRETT HARRINGTON

Vice President of SM&R; formerly Assistant Vice President and West Region Sales Manager of SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas.

BRENDA T. KOELEMAY

Vice President and Treasurer of SM&R; Vice President and Treasurer of the SM&R Investments, Inc.; Treasurer and director, Comprehensive Investment Services, 2450 South Shore Boulevard, Suite 400, League City, Texas.

TERESA E. AXELSON

Vice President, Chief Compliance Officer and Secretary of SM&R and the SM&R Investments, Inc., 2450 South Shore Boulevard, Suite 400, League City, Texas.

STEVEN D. GEIB

Controller of SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas.

ITEM 27.      PRINCIPAL UNDERWRITERS.

(a)                 Securities Management and Research, Inc.

(b)

NAME AND PRINCIPAL BUSINESS	POSITIONS AND OFFICES WITH	POSITIONS AND OFFICES WITH
ADDRESS	UNDERWRITER	FUND

R. Eugene Lucas	Director, member of the Executive Committee	None
2302 Post Office, Galveston, TX 77551

G. Richard Ferdinandtsen	Director, member of the Executive Committee	None
One Moody Plaza, Galveston, TX 77550

Michael W. McCroskey	Director, President, Chief Executive Officer,	Director, President, Chief Executive
2450 South Shore Blvd., Suite 400,	member of the Executive Committee	Officer
League City, TX 77573

Gordon D. Dixon	Director, Senior Vice President, Chief	Assistant Portfolio Manager
2450 South Shore Blvd., Suite 400,	Investment Officer, member of the Executive
League City, TX 77573	Committee

David A. Behrens	Director	None
One Moody Plaza, Galveston, TX 77550

Ronald C. Price	Senior Vice President	None
One Moody Plaza, Galveston, TX 77550

James A. Collura	Vice President	None
One Moody Plaza, Galveston, TX 77550

Andrew R. Duncan	Vice President, Derivatives Strategies &	None
2450 South Shore Blvd., Suite 400,	Alternative Investments
League City, TX 77573

Anne M. LeMire	Vice President, Head of Fixed Income	Portfolio Manager
2450 South Shore Blvd., Suite 400,
League City, TX 77573

John S. Maidlow	Vice President, Head of Portfolio	Portfolio Manager
2450 South Shore Blvd., Suite 400,	Management
League City, TX 77573

T. Brett Harrington	Vice President	None
2450 South Shore Blvd., Suite 400,
League City, TX 77573

Brenda T. Koelemay	Vice President and Treasurer	Vice President and Treasurer
2450 South Shore Blvd., Suite 400,
League City, TX 77573

Teresa Axelson	Vice President, Chief Compliance Officer and	Vice President, Chief Compliance
2450 South Shore Blvd., Suite 400,	Secretary	Officer and Secretary
League City, TX 77573

Steven D. Geib	Controller	None
2450 South Shore Blvd., Suite 400,
League City, TX 77573

(c)           Not Applicable.

ITEM 28.                LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained at the office of SM&R at 2450 South Shore Boulevard, Suite 400, League City, Texas 77573.

ITEM 29. MANAGEMENT SERVICES.

There are no management-related service contracts to which the Registrant is a party not discussed under Part A or Part B of this Registration Statement.

ITEM 30. UNDERTAKINGS.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC., certifies that it meets all of the requirements for effectiveness of this POST-EFFECTIVE AMENDMENT NO. 23 to Registration Statement, pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this POST-EFFECTIVE AMENDMENT NO. 23 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Galveston and State of Texas, on the 20th day of April, 2009.

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

By:	/s/ Michael W. McCroskey
Michael W. McCroskey, President

Pursuant to the requirements of the Securities Act of 1933, this POST-EFFECTIVE AMENDMENT NO. 23 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated:

PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER:		PRINCIPAL ACCOUNTING OFFICER:

/s/ Michael W. McCroskey		/s/ Brenda T. Koelemay
Michael W. McCroskey, President		Brenda T. Koelemay, Treasurer

Date:	April 20, 2009	Date:	April 20, 2009

DIRECTORS

/s/ Florentino F. Gonzalez		/s/ Robert V. Shattuck, Jr.
*Florentino F. Gonzalez		*Robert V. Shattuck, Jr.
By: Michael W. McCroskey, Power of Attorney		By: Michael W. McCroskey, Power of Attorney
Date:	April 20, 2009	Date:	April 20, 2009

/s/ Lea McLeod Matthews		/s/ Donald P. Stevens
*Lea McLeod Matthews		*Donald P. Stevens
By: Michael W. McCroskey, Power of Attorney		By: Michael W. McCroskey, Power of Attorney
Date:	April 20, 2009	Date:	April 20, 2009

/s/ Michael W. McCroskey		/s/ Steven H. Stubbs
Michael W. McCroskey		*Steven H. Stubbs
Date:	April 20, 2009	By: Michael W. McCroskey, Power of Attorney
		Date:	April 20, 2009

/s/ Ann McLeod Moody		/s/ Jamie G. Williams
*Ann McLeod Moody		*Jamie G. Williams
By: Michael W. McCroskey, Power of Attorney		By: Michael W. McCroskey, Power of Attorney
Date:	April 20, 2009	Date:	April 20, 2009

/s/ Edwin K. Nolan
*Edwin K. Nolan
By: Michael W. McCroskey, Power of Attorney
Date:	April 20, 2009

*Pursuant to a Power of Attorney executed by the Board of Directors dated February 16, 2006 attached as Exhibit (j) 2 to Post-Effective Amendment No. 20.

EXHIBIT INDEX

TO

POST-EFFECTIVE AMENDMENT NO. 23

UNDER THE SECURITIES ACT OF 1933

AND

AMENDMENT NO. 23

UNDER THE INVESTMENT COMPANY ACT OF 1940

FOR

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

(“Registrant”)

PART C ITEM AND CAPTION

Item 23.

99.B(a) 2.e.	Registrant’s Articles Supplementary dated December 5, 2008

99.B(i)	Registrant’s Legal Counsel Consent and Opinion

99.B(j) 1	Registrant’s Independent Registered Public Accounting Firm’s Consent

99.B24	Registrant’s Control List.